                            SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Shorewood Packaging Corporation
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                        Shorewood Packaging Corporation
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(j)(2)

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid :

     (2) Form, schedules or registration statement no. :

     (3) Filing party :

     (4) Date filed :

                        SHOREWOOD PACKAGING CORPORATION
                                277 PARK AVENUE
                         NEW YORK, NEW YORK 10172-0124
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 30, 1996
                            ------------------------

TO THE STOCKHOLDERS OF SHOREWOOD PACKAGING CORPORATION

     NOTICE is hereby given that the Annual Meeting (the "Meeting") of Stockholders of SHOREWOOD PACKAGING CORPORATION (the "Company"), a Delaware corporation, will be held at The Chase Manhattan Bank, 270 Park Avenue, 11th Floor, Room C, New York, New York, on October 30, 1996 at 9:30 A.M. for the following purposes:

     1. To elect two directors comprising the Class I Directors to serve until the 1999 Annual Meeting of Stockholders.

     2. To ratify the stock option grant to Jefferson Capital Group, Ltd.

     3. To consider and vote upon proposals to amend the Company's 1993 Incentive Program.

     4. To ratify the selection of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending May 3, 1997.

     5. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     All of the above matters are more fully described in the accompanying Proxy Statement.

     The Board of Directors has fixed the close of business on September 9, 1996 as the date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. A list of stockholders entitled to vote at the Meeting will be open to examination by stockholders during ordinary business hours for a period of ten (10) days prior to the Meeting at the executive offices of the Company, 277 Park Avenue, New York, New York 10172-0124.

                                          By order of the Board of Directors,

                                          Andrew Shore
                                          Secretary
New York, New York
September 20, 1996

                                   IMPORTANT

     WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                        SHOREWOOD PACKAGING CORPORATION
                                277 PARK AVENUE
                          NEW YORK, NEW YORK 10172-0124
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

                                PROXY STATEMENT

                APPROXIMATE DATE OF MAILING: SEPTEMBER 20, 1996

     The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board" or the "Board of Directors") of Shorewood Packaging Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held at the time and place set forth in the foregoing notice and at any adjournment thereof (the "Meeting"). Proxies in the accompanying form, which are properly executed and duly returned to the Company and not revoked prior to exercise, will be voted in accordance with the instructions contained therein. If a Proxy is executed and returned without instructions as to how it is to be voted, such Proxy will be voted in favor of all proposals contained in this Proxy Statement. Each Proxy granted pursuant to this solicitation is revocable and may be revoked at any time prior to its exercise provided written notice of revocation is received by the Secretary of the Company prior to the Meeting. A Stockholder who attends the Meeting in person may, if he or she wishes, vote by ballot at the Meeting, thereby canceling any Proxy previously given by such Stockholder. Only stockholders of record (the "Stockholders") of the Company's common stock, $.01 par value per share (the "Common Stock"), at the close of business on September 9, 1996 are entitled to notice of, and to vote at, the Meeting.

     The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum at the Meeting. Any stockholder present in person or by proxy who abstains from voting on any particular matter described herein will be counted for purposes of determining a quorum. For purposes of voting on the matters described herein, (i) directors shall be elected by a plurality of the voting power present in person or represented by proxy at the Meeting and entitled to vote and (ii) the other matters shall be determined by the affirmative vote of the majority of the voting power present in person or represented by proxy at the Meeting and entitled to vote on the matter. With respect to the election of directors, only shares that are voted in favor of a particular nominee will be counted towards such nominee's achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the Stockholder properly withholds authority to vote for such nominee or broker non-votes will not be counted towards such nominee's achievement of a plurality. With respect to any of the other matters to be voted upon, if the Stockholder abstains from voting or directs his proxy to abstain from voting, the shares are considered present at the Meeting for such matter but, since they are not affirmative votes for the matter, they will have the same effect as votes against the matter. With respect to broker non-votes on any such matter, the shares are not considered present at the Meeting for such matter and they are, therefore, not counted in respect of such matter. Such broker non-votes do have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

                             PRINCIPAL STOCKHOLDERS

     The outstanding voting stock of the Company as of August 1, 1996 consisted of 18,398,135 shares of Common Stock, with each share entitled to one vote. Beneficial ownership has been determined for purposes herein in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power in respect of such securities or has the right to acquire beneficial ownership within 60 days. So far as is known to the Company, the following were the only beneficial owners of more than 5% of the outstanding Common Stock of the Company on such date:

                         NAME AND ADDRESS                         AMOUNT OF SHARES      PERCENT
                        OF BENEFICIAL OWNER                      BENEFICIALLY OWNED     OF CLASS
    -----------------------------------------------------------  ------------------     --------
    Marc P. Shore(1)...........................................       3,577,247           19.35%
      c/o Shorewood Packaging Corporation
      277 Park Avenue
      New York, NY 10172-0124
    Ariel Capital Management, Inc.(2)..........................       2,471,956           13.44%
      307 North Michigan Avenue
      Chicago, Illinois 60601
    Oppenheimer Group, Inc.(3).................................       1,090,900            5.93%
      Oppenheimer Tower
      World Financial Center
      New York, New York 10281

- ---------------
(1) Marc P. Shore is the President, Chairman and Chief Executive Officer of Company. His father, Paul B. Shore, formerly the Chief Executive Officer and Chairman of the Company, passed away on December 10, 1995. Marc Shore succeeded his father in those capacities in January 1996. The shares reflected in this column consist of: (1) 840,401 shares owned outright by Marc P. Shore, of which 34,201 shares are restricted shares awarded pursuant to the Company's Long Term Incentive Program which are subject to forfeiture (for a description of the restricted shares, see "Executive Compensation -- Summary Compensation Table -- Footnote (5)"); (2) 84,546 shares which could be acquired on or within 60 days after August 1, 1996 upon the exercise of stock options granted under the Company's incentive and stock option plans (collectively, the "Incentive Plans"); (3) 675,900 shares held by the Estate of Paul B. Shore (the "Estate") (see discussion below); (4) 1,800,000 shares held by the Paul Shore Family Partnership, L.P., a California limited partnership (the "Family Partnership") (see discussion below); and (5) 176,400 shares held by the Shore Family Trust (the "Family Trust", see discussion below).

    Pursuant to the terms of Paul B. Shore's will, Marc P. Shore has sole decision-making power with respect to all shares of Common Stock included in the Estate. The Estate held 675,900 shares of Common Stock as of August 1, 1996. Marc P. Shore disclaims beneficial ownership with respect to 675,900 of such shares.

    The Family Partnership is an investment partnership for the benefit of Marc
    P. Shore and the other children of Paul B. Shore. The Family Partnership terminates on January 1, 2030, subject to earlier termination by operation of law or under the terms of the Limited Partnership Agreement. By virtue of his control over the Shore Family, LLC, which is the sole general partner of the Family Partnership, Marc P. Shore has effective decision-making power with respect to all shares of Common Stock owned by the Family Partnership. The Family Partnership owned 1,800,000 shares of Common Stock as of August 1, 1996. Marc P. Shore disclaims beneficial ownership as to 1,350,000 of such shares.

    Marc P. Shore serves as co-trustee of the Family Trust, which holds 176,400 shares of Common Stock for the benefit of two of Paul B. Shore's other children. As co-trustee, Marc P. Shore shares decision-making authority with respect to any shares of Common Stock held by the Family Trust. Marc
    P. Shore disclaims beneficial ownership of all of such shares.

(2) Represents shares held by investment advisory clients of Ariel Capital Management, Inc. This information is based solely upon the contents of filings under Section 13 of the Exchange Act made by Ariel Capital Management, Inc.

(3) Represents shares held by Oppenheimer Group, Inc. and/or various of its affiliates and/or their respective investment advisory clients or discretionary accounts. This information is based solely upon the contents of filings under Section 13 of the Exchange Act made by Oppenheimer Group, Inc.

                               EXECUTIVE OFFICERS

     The executive officers of the Company are identified in the table below. Each executive officer of the Company serves at the pleasure of the Board of Directors.

                                                YEAR
                                              BECAME AN
                                              EXECUTIVE
                  NAME                AGE      OFFICER                 POSITIONS
    --------------------------------  ---     ---------     --------------------------------
    Marc P. Shore...................  42         1982       Chairman of the Board, Chief
                                                            Executive Officer and President
    Floyd S. Glinert................  67         1968       Executive Vice President --
                                                            Marketing and Director
    Howard M. Liebman...............  54         1994       Executive Vice President, Chief
                                                            Financial Officer and Director
    Charles Kreussling..............  67         1966       Executive Vice President --
                                                            Manufacturing
    Kenneth M. Rosenblum............  53         1988       Senior Vice President -- Sales
    William H. Hogan................  37         1995       Corporate Controller

                             ELECTION OF DIRECTORS

     At the Meeting, two directors comprising the Class I Directors are to be elected for three-year terms expiring in 1999 and until their successors are elected and qualified. The Board of Directors has designated Melvin L. Braun and Floyd S. Glinert as nominees. Proxies received from Stockholders will be voted, unless authority to so vote is withheld, for the election of the nominees identified in the following table. Authority to vote for any or all of the nominees may be withheld in the manner indicated on the enclosed Proxy. If for any reason any of the nominees becomes unavailable for election, the Proxies solicited will be voted for such other nominees as are selected by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will not be available or will not serve if elected. Set forth in the following table is certain information with respect to (i) each nominee nominated to serve as a Class I Director for a term to expire in

1999 and (ii) the Class II Directors and the Class III Directors whose terms expire in 1997 and 1998, respectively. Each nominee described is presently a director of the Company.

     Paul B. Shore, formerly a Class III Director, passed away on December 10, 1995. Howard M. Liebman, Executive Vice President and Chief Financial Officer of the Company, was elected by the Board as a Class III Director to serve the remainder of Paul B. Shore's term. Each nominee for director at the Meeting and, except for Mr. Liebman, each director in office after the Meeting, was previously elected to the Board by the Stockholders of the Company.

                                                                              YEAR FIRST
                                                                                BECAME
                                    NAME                              AGE     A DIRECTOR
        ------------------------------------------------------------  ---     ----------
                                  NOMINEES
                     CLASS I: NEW TERM TO EXPIRE IN 1999
        Melvin L. Braun.............................................  74         1987
        Floyd S. Glinert............................................  67         1968

                         DIRECTORS CONTINUING IN OFFICE
                       CLASS II: TERM TO EXPIRE IN 1997
        R. Timothy O'Donnell........................................  41         1991
        Kevin J. Bannon.............................................  44         1992
        William P. Weidner..........................................  51         1993

                       CLASS III: TERM TO EXPIRE IN 1998
        Howard M. Liebman...........................................  54         1996
        Marc P. Shore...............................................  42         1982
        Seymour Leslie..............................................  73         1985

     The Board of Directors recommends a vote FOR each of the nominees for election as Class I DIRECTORS.

                            BIOGRAPHICAL INFORMATION

     Certain information about the executive officers and directors of the Company is set forth below. This information has been furnished to the Company by the individuals named.

     Marc P. Shore, was elected Chairman of the Board and Chief Executive Officer of the Company following the passing of his father, Paul B. Shore, the founder of the Company, in January 1996. He has served as the President of the Company since October 1991, and has been employed by the Company in various executive capacities since 1982.

     Howard M. Liebman joined the Company as Executive Vice-President and Chief Financial Officer in June, 1994. He was elected as a director in January 1996 to fill the vacancy created by the passing of Paul B. Shore. Mr. Liebman is a Certified Public Accountant. Prior to joining the Company, Mr. Liebman had been an audit partner for more than twenty years at the accounting firm of Deloitte & Touche LLP, where he was actively involved in the Company account.

     Floyd S. Glinert has been employed by the Company since 1968. Mr. Glinert is responsible for certain aspects of the Company's marketing management including advertising, sales promotion and public relations. In addition, he is responsible for the development and planning of new packaging opportunities.

     Melvin L. Braun was a partner of Touche Ross & Co. (now known as Deloitte & Touche LLP), New York, New York, and predecessor firms from 1950 until he retired on September 1, 1987. Mr. Braun now acts as an independent consultant and serves as a director of Conair Corp.

     R. Timothy O'Donnell is the President of Jefferson Capital Group, Ltd., an investment banking firm located in Richmond, Virginia. He has served in that capacity since August 1989. Mr. O'Donnell also serves on the boards of directors of All American Communications and Cinergi Pictures, Inc.

     Kevin J. Bannon is an Executive Vice President and Chief Investment Officer, The Bank of New York. From April 1979 to the present date, Mr. Bannon has held various management positions with The Bank of New York. He is a Chartered Financial Analyst.

     Seymour Leslie has served as Chairman of the Leslie Group, Inc., an investment company, from March 1978 to the present date and as Co-Chairman of Leslie/Linton Entertainment, Inc., an investment and consulting firm, from March 1990 until the present date. Both companies are located in New York, New York. Mr. Leslie is also a director of Gametek, Inc. and Allied Digital Technologies, Inc.

     William P. Weidner is the President of LVSI Development, Inc., a developer of hotel and casino properties based in Las Vegas, Nevada. He assumed that position in December 1995. Previously, from 1985 until December 1995, he served as the President and Chief Operating Officer of Pratt Hotel Corporation. Pratt Hotel Corporation operates and develops casino and resort properties worldwide. He also served as the President of Hollywood Casino-Aurora, Inc., an operator of riverboat casinos, from 1992 until December 1995.

     Charles Kreussling has been employed by the Company since its inception in 1966 and has been an Executive Vice President of the Company since 1979. Mr. Kreussling is responsible for the Company's overall manufacturing and plant administration. From 1967 until 1979, he was the Plant Manager of the Company's Farmingdale, New York facility. Prior to joining the Company, he was employed in various capacities in the printing and paperboard packaging industry.

     Kenneth M. Rosenblum joined the Company in 1969 as an account executive for the music industry. From 1970 until 1993, Mr. Rosenblum served as Vice President-Sales of the Company. In 1993, he was promoted to Senior Vice President Sales-Home Entertainment. In that capacity, he is responsible for all sales to video, music and computer software accounts.

     William H. Hogan joined the Company as Corporate Controller in June 1995. Mr. Hogan, a Certified Public Accountant, was a senior manager with the accounting firm of Grant Thornton, LLP, from 1994 to 1995. From 1981 until 1994, Mr. Hogan was employed by the accounting firm of Deloitte & Touche LLP. He was a senior manager with Deloitte & Touche LLP from 1989 until 1994, where he was actively involved in servicing the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has an Executive Committee which is composed of Messrs. Marc P. Shore, Seymour Leslie and Melvin L. Braun. The Executive Committee has the responsibility, between meetings of the Board, to take all actions with respect to the management of the Company's business that require action by the Board, except for certain specified matters that by law must be approved by the entire Board. The Executive Committee also coordinates and implements financial and other policies and reviews the status of all operational activities.

     In addition, the Company has an Audit Committee which is composed of Messrs. Seymour Leslie, Melvin L. Braun and R. Timothy O'Donnell, each of whom is not an officer or employee of the Company or its subsidiaries. The Audit Committee has the responsibility of recommending the Company's outside auditors, reviewing the scope and results of audits, and examining procedures for ensuring compliance with the Company's policies on conflicts of interest.

     The Company has a Compensation and Stock Option Committee (the "Committee" or the "Compensation Committee") which presently consists of Messrs. William P. Weidner, Kevin J. Bannon and R. Timothy O'Donnell. None of the aforementioned persons is or ever was an officer or employee of the Company or its subsidiaries. The Compensation Committee works closely with the Board in establishing and implementing the Company's compensation policies and practices. See "Report of Compensation Committee." Additionally, it administers the Company's bonus and other compensation programs and the Company's Incentive Plans under which employees of the Company are eligible to receive stock options, restricted stock and other benefits.

     The Company does not have a nominating committee.

MEETINGS OF THE BOARD

     During the fiscal year ended April 27, 1996 ("fiscal year 1996"), the Board of Directors held five meetings, the Audit Committee held one meeting and the Compensation Committee held five meetings. During fiscal year 1996, each of the directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board (held during the periods that he served) and (2) the total number of meetings held by all committees of the Board on which he served (during the periods that he served). In addition, during fiscal year 1996, the Board acted once by unanimous written consent and the Compensation Committee acted twice by unanimous written consent. The Company's directors discharge their responsibilities throughout the year, not only at Board of Directors' and committee meetings, but through personal meetings and other communications, including telephone contacts with the Chairman and others.

EQUITY SECURITIES BENEFICIALLY OWNED BY THE DIRECTORS AND NAMED EXECUTIVE
OFFICERS

     According to information furnished to the Company as of August 1, 1996, the directors of the Company, the Company's "named executive officers" (the "Named Executive Officers") within the meaning of Item 402(a)(3) of Regulation S-K of the Securities Act of 1933, as amended (the "Act"), and all directors and executive officers as a group, beneficially owned shares of Common Stock of the Company as set forth below. Beneficial ownership has been determined for purposes herein in accordance with Rule 13d-3 of the Exchange Act under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power in respect of such securities or has the right to acquire beneficial ownership within 60 days.

                                                               AMOUNT OF SHARES
                              NAME                               BENEFICIALLY          PERCENT
                       OF BENEFICIAL OWNER                          OWNED             OF CLASS
    ---------------------------------------------------------  ----------------       ---------
    Marc P. Shore(1).........................................      3,577,247            19.35%
    Charles Kreussling(2)....................................        230,925             1.25%
    Floyd S. Glinert(3)......................................        198,200             1.08%
    Seymour Leslie(4)........................................        197,474             1.07%
    R. Timothy O'Donnell(5)..................................        115,546              (6)
    Howard M. Liebman(7).....................................         55,280              (6)
    Melvin L. Braun(8).......................................         22,256              (6)
    William Weidner(9).......................................         20,800              (6)
    Kevin J. Bannon(9).......................................          9,300              (6)
    William H. Hogan(10).....................................          2,000              (6)
    All directors and executive officers as a group (11
      persons)(11)(12).......................................      4,516,886            24.30%

- ---------------
 (1) See "Principal Stockholders -- Footnote (1)."

 (2) Includes: (i) 60,000 shares owned by Charles Kreussling's wife, as to which Mr. Kreussling disclaims beneficial ownership; and (ii) 10,000 shares which could be acquired on or within 60 days after August 1, 1996 upon the exercise of stock options granted under the Incentive Plans. (See "Executive Compensation -- Aggregated Option Exercises and Fiscal Year-End Option Values"). The table does not include 500 shares owned by one of Mr. Kreussling's adult children who shares the same household.

 (3) Includes: (i) 15,000 shares which could be acquired on or within 60 days after August 1, 1996 upon the exercise of stock options granted under the Company's Incentive Plans (see "Executive Compensation -- Aggregated Option Exercises and Fiscal Year-End Option Values"); and (ii) 3,000 shares owned by Floyd S. Glinert's wife, as to which Mr. Glinert disclaims beneficial ownership.

 (4) Includes: (i) 175,818 shares held by the Leslie Group, Inc., of which Seymour Leslie is Chairman of the Board and a principal stockholder; and
     (ii) 4,800 shares which could be acquired upon the exercise of Director Options granted under the Incentive Plans. (See "Executive
     Compensation -- Compensation of Directors").

 (5) Includes: (i) 300 shares owned by Mr. O'Donnell's wife as custodian for their two minor children; (ii)14,821 shares owned by Jefferson Capital Group, Ltd. (of which Mr. O'Donnell is the President and a principal shareholder); and (iii) 9,800 shares which could be acquired on or within 60 days after August 1, 1996 upon the exercise of Director Options granted under the Incentive Plans. (See "Executive Compensation -- Compensation of Directors").

 (6) Less than 1%.

 (7) Includes: (i) 32,477 shares which could be acquired on or within 60 days after August 1, 1996 upon the exercise of stock options granted under the Incentive Plans (see "Executive Compensation -- Aggregated Option Exercises and Fiscal Year-End Option Values"); and (ii) 18,803 shares of restricted stock awarded under the Company's Long-Term Incentive Program, all of which are subject to forfeiture. (see "Executive Compensation -- Summary Compensation Table-Footnote (5)").

 (8) Includes 7,800 shares which could be acquired on or within 60 days after August 1, 1996 upon the exercise of Director Options granted under the Company's Incentive Plans. (See "Executive Compensation -- Compensation of Directors").

 (9) Includes 2,800 shares which could be acquired on or within 60 days after August 1, 1996 upon the exercise of Director Options granted under the 1993 Program. (See "Executive Compensation -- Compensation of Directors").

(10) Includes 2,000 shares which could be acquired on or within 60 days after June 1, 1996 upon the exercise of stock options granted under the Incentive Plans. (See "Executive Compensation -- Aggregated Option Exercises and Fiscal Year-End Option Values").

(11) The total number of directors and executive officers of the Company includes one executive officer who was not included as a Named Executive Officer for fiscal year 1996.

(12) Includes 192,826 shares subject to stock options which could be acquired on or within 60 days after August 1, 1996 and 59,909 shares of restricted stock awarded pursuant to the Company's long term incentive program, all of which are subject to forfeiture.

                             EXECUTIVE COMPENSATION

     The following summary compensation table sets forth certain information concerning the compensation of the Named Executive Officers for each of the three fiscal years during the period ended April 27, 1996.

                           SUMMARY COMPENSATION TABLE

                                                  ANNUAL                LONG TERM              ALL OTHER
                                             COMPENSATION(4)       COMPENSATION AWARDS      COMPENSATION(7)
                                             ------------------   ------------------------- ---------------
                                                                               OPTIONS TO
                                                                 RESTRICTED     PURCHASE
                                             SALARY    BONUS    STOCK AWARDS   SHARES(6)
 NAME AND PRINCIPAL POSITION      YEAR        ($)       ($)        ($)(5)         (#)             ($)
- ----------------------------- ------------  --------  --------  ------------   ----------   ---------------
Paul B. Shore(1)............. Fiscal 1996    353,600        --          --           --              --
  Chairman of the Board       Fiscal 1995    574,600        --          --           --           1,500
  and Chief Executive Officer Fiscal 1994    574,600        --          --           --           2,358
                              -----------------------------------------------------------------------------
Marc P. Shore(1)............. Fiscal 1996    700,000    50,000          --       29,710          11,720
  Chairman of the Board and   Fiscal 1995    500,000   225,000     607,068       29,708           9,078
  Chief Executive Officer     Fiscal 1994    399,816   200,000          --       75,000           5,088
                              -----------------------------------------------------------------------------
Floyd S. Glinert............. Fiscal 1996    299,988        --          --           --          16,041
  Executive Vice President -- Fiscal 1995    299,988        --          --           --          17,990
  Marketing and Director      Fiscal 1994    299,988        --          --           --          15,932
                              -----------------------------------------------------------------------------
Charles Kreussling........... Fiscal 1996    200,000   100,000          --           --          16,623
  Executive Vice President -- Fiscal 1995    200,000    70,000          --           --          17,889
  Manufacturing               Fiscal 1994    200,000    50,000          --           --          15,318
                              -----------------------------------------------------------------------------
Howard M. Liebman(2)......... Fiscal 1996    275,000   100,000          --       17,825          41,626(8)
  Executive Vice President,   Fiscal 1995    249,616    78,000     333,753       57,824          22,484(8)
  Chief Financial Officer and
  Director
                              -----------------------------------------------------------------------------
William H. Hogan(3).......... Fiscal 1996    126,000    35,000          --       10,000              --
  Corporate Controller
                              -----------------------------------------------------------------------------

- ---------------
(1) Paul B. Shore, the Company's founder, and formerly its Chairman and Chief Executive Officer, passed away on December 10, 1995. Marc P. Shore, Paul B. Shore's son, and the President of the Company, was elected Chairman and Chief Executive Officer in January 1996 to fill the vacancies created by the passing of his father.

(2) Mr. Liebman joined the Company on June 3, 1994.

(3) Mr. Hogan joined the Company on June 1, 1995.

(4) The aggregate amount of perquisites and other personal benefits for each of the Named Executive Officers did not equal or exceed the lesser of either $50,000 or 10% of the total of such individual's base salary and bonus, as reported herein for the applicable fiscal years, and is not reflected in the table.

(5) In July 1994, the Compensation Committee awarded shares of restricted stock (the "Restricted Shares") to certain key employees and executives pursuant to the Company's Long Term Incentive Program. The values reported in this column were calculated by multiplying the closing market price of the Common Stock as reported on NASDAQ on the date of grant by the respective number of Restricted Shares granted, without any adjustment for forfeiture or termination contingencies. The Restricted Shares are subject to a three year performance vesting requirement or, alternatively, an eight year employment vesting requirement. The first vesting opportunity arises at the end of fiscal year 1997. If the grantee's employment terminates prior to vesting, the Restricted Shares awarded to him or her are forfeited. During the vesting period, the recipient may not dispose of, but may vote, the Shares and is entitled to receive any dividends paid on the Shares.

    The number and value of the aggregate Restricted Share holdings of each Named Executive Officer as of April 27, 1996 are set forth below. Values were calculated by multiplying the closing price of the Common Stock as reported on NASDAQ on April 26, 1996 (the last trading day in the fiscal year) by the respective number of Shares.

        NAMED EXECUTIVE OFFICER                                   SHARES(#)     VALUE($)
        --------------------------------------------------------  ---------     -------
        Marc P. Shore...........................................    34,201      572,867
        Howard M. Liebman.......................................    18,803      314,950

(6) Stock options are granted under the terms and provisions of the Company's Incentive Plans. For a description of the stock options awarded in fiscal year 1996, see "Option Grants in Last Fiscal Year".

(7) Amounts reported under this column include the dollar value of the following:

                                                                     CONTRIBUTIONS
                                                   VALUE OF LIFE-         TO           CONTRIBUTIONS TO
                                                     INSURANCE      401(K) EMPLOYEE     PROFIT-SHARING
                 NAME                    YEAR       PREMIUMS($)     SAVINGS PLAN($)         PLAN($)
    ------------------------------   ------------  --------------   ---------------   -------------------
    Paul B. Shore.................   Fiscal 1996           --               --                  --
                                     Fiscal 1995           --               --               1,500
                                     Fiscal 1994           --               --               2,358
                                     --------------------------------------------------------------------
    Marc P. Shore.................   Fiscal 1996        7,895            3,825                  --
                                     Fiscal 1995          700            6,878               1,500
                                     Fiscal 1994          645            2,085               2,358
                                     --------------------------------------------------------------------
    Floyd S. Glinert..............   Fiscal 1996       10,538            5,503                  --
                                     Fiscal 1995       10,538            5,952               1,500
                                     Fiscal 1994       10,538            3,036               2,358
                                     --------------------------------------------------------------------
    Charles Kreussling............   Fiscal 1996       13,145            3,478                  --
                                     Fiscal 1995       11,417            4,972               1,500
                                     Fiscal 1994       11,013            2,136               2,169
                                     --------------------------------------------------------------------
    Howard M. Liebman.............   Fiscal 1996        8,981            3,506                  --
                                     Fiscal 1995        8,981               --                  --
                                     --------------------------------------------------------------------
    William H. Hogan..............   Fiscal 1996           --               --                  --
                                     --------------------------------------------------------------------

(8) Includes $29,139 earned in fiscal 1996 and $13,503 earned in fiscal 1995 by a Trust established by the Company for Mr. Liebman's benefit, pursuant to which income earned on the trust principal is accumulated for payment to Mr. Liebman upon his retirement from the Company. For a description of the Trust, see "Employment Agreement with Named Executive Officer".

OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides certain summary information concerning individual grants of stock options made to Named Executive Officers during fiscal year 1996 under the Company's Incentive Plans. Except as set forth in the table below, during fiscal year 1996, the Company did not grant any stock options under the Company's Incentive Plans to any of the Named Executive Officers.

                                                                                            POTENTIAL
                                                                                         REALIZABLE VALUE
                                                                                         AT ASSUMED RATES
                                                                                          OF STOCK PRICE
                                                                                         APPRECIATION FOR
                                    INDIVIDUAL GRANTS                                     OPTION TERM(2)
    ------------------------------------------------------------------------------------------------------
                              NUMBER OF     PERCENT OF TOTAL
                               SHARES      OPTIONS GRANTED TO   EXERCISE
                             UNDERLYING       EMPLOYEES IN       PRICE     EXPIRATION
             NAME            GRANT(1)(#)     FISCAL YEAR(%)       ($)         DATE       5%($)     10%($)
    -----------------------  -----------   ------------------   --------   ----------   --------  --------
    Marc P. Shore..........     29,710            14.8%           16.00      5/01/05     298,951   757,601
    Howard M. Liebman......     17,825             8.9%           16.00      5/01/05     179,361   454,535
    William H. Hogan.......     10,000             5.0%           15.50      6/01/05      97,479   247,030

- ---------------
(1) The stock options reported above were awarded pursuant to the 1993 Program at exercise prices equal to the fair market value of the Common Stock on the date of grant. The options vest ratably over a five-year period and terminate ten years after the grant date, subject to early termination in the event of death or termination of the optionee's employment for any reason. Payment for options exercised may be in cash or shares of Common Stock, the fair market value of which is determined by the Committee in accordance with the terms of the 1993 Program.

(2) Amounts represent hypothetical gains that could be achieved from the exercise of the respective stock options and the subsequent sale of the Common Stock underlying such options if the options were exercised at the end of the option terms. The gains are based upon assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted. The rates of appreciation are mandated by the rules of the Exchange Act and do not represent the Company's estimate or projection of the future Common Stock price.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

     The following table provides certain summary information concerning stock option exercises during the fiscal year 1996 by the Named Executive Officers and the value of unexercised stock options held by the Named Executive Officers as of April 27, 1996.

                               NUMBER OF                                                   VALUE OF UNEXERCISED
                                SHARES                       NUMBER OF UNEXERCISED            "IN THE MONEY"
                              ACQUIRED ON      VALUE          OPTIONS AT FISCAL             OPTIONS AT FISCAL
            NAME              EXERCISE(#)   REALIZED($)         YEAR END(1)(#)                YEAR END(2)($)
- ----------------------------  -----------   -----------   ---------------------------   ---------------------------
                                                          EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
Marc P. Shore...............         --            --        74,927         89,491        549,000        326,595
Floyd S. Glinert............         --            --        30,000            -0-        245,625            -0-
Charles Kreussling..........         --            --        25,000            -0-        204,375            -0-
Howard M. Liebman...........         --            --        14,456         61,193            -0-         13,369
William H. Hogan............         --            --           -0-         10,000            -0-         12,500

- ---------------
(1) Represents the aggregate number of stock options held as of April 27, 1996 which could and could not be exercised on that date pursuant to the terms of the stock option agreements related thereto and the Incentive Plans.

(2) Values were calculated by multiplying the closing market price of the Common Stock, as reported on NASDAQ on April 26, 1996 (the last trading day of the fiscal year), by the respective number of shares and subtracting the exercise price per share, without any adjustment for any termination or vesting contingencies.

EMPLOYMENT AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

  Marc P. Shore

     Marc P. Shore, the Company's Chairman, Chief Executive Officer and President, and the Company entered into a five year employment agreement effective as of May 1, 1995. If a "change in control" of the Company, as defined in the agreement, occurs at any time during the last two years of the agreement, the term of the agreement will be automatically extended for an additional two years. The agreement grants Mr. Shore an annual base salary of $600,000 per annum, subject to periodic increases at the discretion of the Board of Directors. Subsequently, the Stock Option and Compensation Committee of the Board of Directors authorized an increase in Mr. Shore's annual base salary to $800,000 per year, effective November 1, 1995. Mr. Shore is also entitled to participate in the Company's 1995 Bonus Plan (the "Bonus Plan") pursuant to which he is eligible to receive performance bonuses of up to $2 million per annum if certain pre-established thresholds are met. The agreement also expressly authorizes the Company to grant Mr. Shore discretionary bonuses outside of the scope of the Bonus Plan. If Mr. Shore's employment by the Company is terminated in connection with a "change in control" of the Company, as defined in the agreement, he would be entitled to a lump sum payment equal to approximately three times his average annual compensation, as defined in the agreement, during the Base Period. The agreement requires the Company to maintain term life insurance on the life of Mr. Shore and to carry supplemental disability insurance for his benefit.

  Howard M. Liebman

     On June 3, 1994, Mr. Howard M. Liebman joined the Company as Executive Vice President and Chief Financial Officer. The Company and Mr. Liebman have entered into a five year employment agreement pursuant to which Mr. Liebman receives an annual base salary of $275,000 plus a guaranteed bonus of $35,000. These amounts are subject to periodic increases at the discretion of the Board. The agreement provides that if Mr. Liebman's employment by the Company is terminated in connection with a "change in control" of the Company, as defined in the agreement, Mr. Liebman will be entitled to receive a lump sum payment equal to approximately three times his average annual compensation, as defined in the agreement, during the Base Period. The Company has also established a Trust for Mr. Liebman's benefit, pursuant to which income earned on the trust principal fund of $300,000 is accumulated for payment to Mr. Liebman upon his retirement from the Company, with the principal fund then being returned to the Company. The Trust earned $29,139 in fiscal year 1996.

COMPENSATION OF DIRECTORS

     Each director who is not an officer or an employee of the Company (an "Outside Director") is entitled to receive a director's fee of $8,000 per annum plus $2,000 for attendance at each meeting of the Board of Directors and $1,000 for attendance at each meeting of a committee of the Board of Directors. All directors of the Company are also reimbursed for expenses. Under the 1993 Program, each Outside Director automatically receives, as of January 2 (or if January 2 is not a business day, as of the next succeeding business day) of each year, a Director Option (as defined in the 1993 Program) to purchase, at an option price equal to the fair market value of the Company's Common Stock on the date of grant, a number of shares of the Company's Common Stock determined pursuant to a prescribed formula. Director Options vest in equal annual installments of 20% commencing on the first anniversary of the grant date and become exercisable in full immediately upon the death of the grantee or retirement from the Board by reason of disability or upon a change of control of the Company (as defined in the 1993 Program). Director Options have a term of ten years, subject to early termination in the event the grantee retires or is removed from the Board. The 1993 Program permits awards of options of up to 100,000 shares in the aggregate to all Outside Directors (subject to certain anti-dilution provisions). During fiscal year 1996, each Outside Director received an option to purchase 4,000 shares of Common Stock pursuant to the 1993 Program.

     The Board has approved an amendment to the 1993 Program which would eliminate the formula plan arrangement for Outside Directors and authorize instead the discretionary grant of option rights to Outside Directors by the full Board of Directors. Stockholders will be asked to approve the amendment elsewhere in this Proxy Statement. See "Approval of Amendments to 1993 Incentive Program".

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION -- CERTAIN TRANSACTIONS

     The Compensation Committee currently consists of Messrs. William P. Weidner, Kevin J. Bannon and R. Timothy O'Donnell. No member of the Company's Compensation Committee is a current or former officer or employee of the Company. There are no compensation committee interlocks between the Company and any other entities involving any of the executive officers or directors of such other entities.

     Jefferson Capital Group, Ltd. ("Jefferson Capital"), an investment banking firm of which R. Timothy O'Donnell is the President and a principal shareholder, serves as an investment advisor to the Company on various matters. Jefferson Capital received advisory fees in fiscal 1996 aggregating $175,000. In addition, Jefferson Capital was granted an option to purchase 25,000 shares of Common Stock of the Company, subject to the approval of the Stockholders. The Stockholders are asked to approve the terms of the option elsewhere in this Proxy Statement. See "Approval of Option Grant to Jefferson Capital Group, Ltd."

     The Bank of New York, of which Kevin J. Bannon is an Executive Vice President, is a participant in the Company's lending syndicate. The aggregate amount of The Bank of New York's participation in the Company's outstanding borrowings pursuant to credit facilities as at the end of fiscal year 1996 was approximately $15,900,000. The Bank of New York also acts as the Company's transfer agent.

     Prior to joining the Company on June 3, 1994, Howard M. Liebman was an audit partner at Deloitte & Touche LLP, the Company's independent auditors.

     In May 1995, the Company loaned Two Million Dollars to Marc P. Shore, then its Vice Chairman of the Board and President, and now the Chairman, Chief Executive Officer and President of the Company. The loan is due on May 4, 2000 and bears interest payable quarterly at the Applicable Federal Rate, as defined (5.23% at April 27, 1996), adjusted monthly. Mandatory prepayments of the loan are required if Mr. Shore's compensation exceeds certain specified thresholds. The aggregate principal amount outstanding under this loan as at August 1, 1996 was $2,000,000.

     In March 1996, the Company loaned an additional Eight Hundred Thousand Dollars to Marc P. Shore pursuant to a promissory note bearing interest at the rate of 6% per annum. The loan is due on November 11, 1996. The aggregate principal amount outstanding at August 1, 1996 was $800,000.

SECTION 16(A) REPORTING UNDER THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of the Common Stock of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the exchange on which the Common Stock is listed for trading. Executive officers, directors and more than ten percent stockholders are required by regulations promulgated under the Exchange Act to furnish the Company with copies of all Section 16(a) reports filed. Based solely on the Company's review of copies of the Section 16(a) reports filed for the fiscal year ended April 27 1996, the Company believes that all reporting requirements applicable to its executive officers, directors, and more than ten percent stockholders were complied with for fiscal year 1996.

                            STOCK PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the Company's cumulative shareholder return on the Common Stock for the last five years with the cumulative total return during the same period of the Russell 2000 Index, and a peer group selected by the Compensation Committee consisting of: R.R. Donnelley & Sons Co., Sonoco Products, Inc., Federal Paper Board Company, Gibraltar Packaging Group, Graphic Industries, Union Camp Corporation, and Westvaco Corporation (the "Peer Group").

     The Company has a 52-53 week fiscal year ending on the Saturday closest to April 30th of each fiscal year. Accordingly, for purposes of the line graph, the Company has selected as the "measurement period" the period beginning on April 27, 1991 and ending on April 27, 1996.

     Cumulative total returns are calculated assuming that $100 was invested on April 27, 1991 in each of the Common Stock, the Russell 2000 Index and the Peer Group, and that all dividends were reinvested.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
           AMONG SHOREWOOD PACKAGING CORPORATION, RUSSELL 2000 INDEX
                            AND SELECTED PEER GROUP

             INDEXED RETURNS FOR THE 5 YEAR PERIOD ENDED APRIL 1996

      MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)         SHOREWOOD      PEER GROUP     RUSSELL 2000
1991                               100             100             100
1992                                90.42          123.03          117.06
1993                               110.83          118.04          135.52
1994                               169.17          115.91          155.55
1995                               183.75          147.33          166.79
1996                               201.25          165.67          221.82

                        REPORT OF COMPENSATION COMMITTEE

OVERALL POLICY

     The Company's executive compensation program is designed to be closely linked to corporate performance and the total return to stockholders over the long-term. To that end, the Company has developed an overall compensation strategy and specific compensation plans which tie executive compensation to the Company's success in meeting specified objectives and to appreciation in the Company's stock price. The overall objectives are to attract and retain the best possible executive talent, motivate key executives to achieve the goals inherent in the Company's business strategy, link executive and stockholder interests through participation in the Company's Long Term Incentive Plan (the "LTIP") and provide a compensation package that recognizes individual contributions as well as overall business results.

     Each year the Compensation Committee conducts a review of the Company's executive compensation program. The review includes a comparison of the Company's executive compensation, corporate performance, stock price appreciation and total return to stockholders with a peer group of public corporations that represent the Company's direct competitors for executive talent. The annual compensation reviews permit an ongoing evaluation of the link between the Company's performance and its executive compensation in the context of the compensation programs of other companies. The peer group presently utilized by the Compensation Committee is the Peer Group. See "Stock Performance Graph."

     The Compensation Committee approves the compensation of executive officers of the Company, including the individuals whose compensation is detailed in this Proxy Statement. In reviewing the individual performance of the executive officers of the Company whose compensation is detailed in this Proxy Statement, the Compensation Committee takes into account the views of Mr. Marc P. Shore, the Chairman and Chief Executive Officer of the Company, and the other members of the Board of Directors.

     The key elements of the Company's executive compensation during the last fiscal year consisted of base salary, an annual bonus and grants of stock options under the LTIP. The Compensation Committee's policies with respect to each of these elements, including the bases for the compensation awarded to Mr. Shore, are discussed below. In addition, while the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Company to each individual.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION PLANS

     It is the policy of the Compensation Committee to have the executive compensation plans of the Company treated as fully tax deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") whenever, in the judgment of the Committee, to do so would be consistent with the business objectives of those plans. All compensation paid during fiscal year 1996 was, in fact, fully tax deductible. The Compensation Committee, however, reserves the right to grant future compensation awards in such amounts as it may deem appropriate in the exercise of its business judgment, notwithstanding whether those awards are fully tax deductible.

BASE SALARIES AND ANNUAL BONUSES

     Base salaries and annual bonuses for executive officers are determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison of base salaries for comparable positions at other companies in the Peer Group. Annual salary adjustments and bonuses, if any, are determined by evaluating the performance of the Company and of each executive officer, and by taking into account added responsibilities. The Compensation Committee, where appropriate, also considers non-financial performance measures. These include increases in market share, manufacturing efficiency gains, improvements in product quality and improvements in relations with customers, suppliers and employees. These factors are afforded varying levels of significance by the Committee depending upon the circumstances. All final determinations are subjective.

     In fiscal year 1996, the Committee increased the annual base salary of Marc
P. Shore, the Company's Chairman and Chief Executive Officer, to $800,000. The Committee granted the increase in view of Mr. Shore's pivotal role in providing strategic and organizational leadership to the Company and in recognition of the increased responsibilities which he assumed as Chairman and Chief Executive Officer of the Company. In establishing Marc P. Shore's base salary, the Committee also took into account a comparison of base salaries of chief executive officers of the Peer Group, the Company's results of operations in fiscal year 1996, the performance of the Company's Common Stock and the subjective assessment by the members of the Committee of Mr. Shore's individual performance.

     In fiscal year 1996, the Committee recommended, and the Board and the Stockholders approved, a performance Bonus Program for the benefit of Marc P. Shore, with effect for the five fiscal years beginning with fiscal year 1996. The Bonus Plan provides for the grant of graduated performance bonuses, up to $2 million per annum, to Mr. Shore based upon yearly comparisons of the Company's earnings from operations plus depreciation and amortization. Bonuses pursuant to the Bonus Plan are payable only if certain pre-established thresholds are met. The Bonus Plan is based solely upon the performance criteria described above. Marc P. Shore did not earn any bonus under the Bonus Plan in respect of fiscal year 1996. In addition to the Bonus Plan, the Committee may grant general discretionary bonuses to Mr. Shore and in 1996 did grant Mr. Shore a discretionary bonus of $50,000 in recognition of leadership skills which he displayed in guiding the Company through a challenging fiscal year. Prior to his passing away in December 1995, Paul B. Shore was awarded a base salary of $574,600 for fiscal year 1996, the same as his base salary for fiscal year 1995. Mr. Paul B. Shore was not eligible for a bonus in respect of fiscal 1996.

LONG TERM INCENTIVE PLANS

     Pursuant to the 1993 Incentive Program, approved by the Stockholders in 1993, the Committee adopted the LTIP which allows various types of awards keyed to corporate performance, including stock options (focus on absolute growth in shareholder value) and Restricted Shares (focus on relative growth in shareholder value) subject to performance-based contingencies, which are made available in amounts which the Committee determines to be competitive based on the competitive market analyses described above.

STOCK OPTIONS

     Under the LTIP and the Company's other Incentive Plans, stock options are periodically granted to the Company's employees, including executive officers. The Compensation Committee sets guidelines for the size of the stock option awards based on similar factors, including competitive compensation data, as are used to determine base salaries and bonuses, if any. In the event of poor corporate performance, the Compensation Committee can elect not to award stock options. Final determinations are subjective.

     Stock options are designed to align the interests of executives with those of the stockholders. Stock options are granted with an exercise price equal to the market price of the Common Stock on the date of grant and generally vest in increments over a period of four or five years. This approach is designed to incentivize the creation of stockholder value over the long term since the full benefit of the compensation package cannot be realized by the option recipients unless stock price appreciation occurs over a number of years.

     For fiscal year 1996, Mr. Paul B. Shore was not awarded any stock options and Mr. Marc P. Shore was awarded stock options to purchase 29,710 shares of Common Stock. See "Executive Compensation -- Option Grants in Last Fiscal Year".

PERFORMANCE BASED RESTRICTED STOCK

     Under the LTIP, awards of Restricted Shares are made preceding a three-year performance period. The Committee, together with the Company's Chief Executive Officer, determine the size of the awards based on the same competitive compensation data as are used to determine base salaries and bonuses. Final determinations are subjective. At the end of the three-year performance period, some or all of the shares may vest dependent upon the Company's relative shareholder growth compared to that of the Peer Group over the same period. The Peer Group consists of the same companies that make up the peer group for the performance graph. See "Stock Performance Graph." Shares that do not vest, due to relative shareholder performance, will vest at the end of eight years assuming continued employment. Initial grants of Restricted Shares were made during fiscal year 1995. For fiscal year 1996, 11,000 restricted shares were awarded by the Company. The first performance based vesting opportunity will arise in 1997.

                                          Compensation Committee

                                          KEVIN J. BANNON
                                          R. TIMOTHY O'DONNELL
                                          WILLIAM WEIDNER

           APPROVAL OF OPTION GRANT TO JEFFERSON CAPITAL GROUP, LTD.

     The Board of Directors has authorized, and the Company has granted, an option (the "Option") to Jefferson Capital Group, Ltd. (the "Optionee") to purchase 25,000 shares of Common Stock of the Company (the "Option Shares") upon the terms of a certain Stock Option Agreement dated as of February 1, 1996 between the Company and the Optionee (the "Stock Option Agreement"), subject to Stockholder approval at the Meeting. The complete text of the Stock Option Agreement is attached as Exhibit A to this Proxy Statement.

     The following is a summary of the material terms of the Stock Option Agreement for which Stockholder approval is being sought.

PURPOSE

     Optionee is an investment banking firm located in Richmond, Virginia, which has a longstanding advisory relationship with the Company. Optionee has served an instrumental role in structuring several of the Company's key strategic transactions, and has assisted the Company in its financing activities. Mr. R. Timothy O'Donnell, a director of the Company, and a member of its Compensation and Audit Committees, is the President and a principal shareholder of the Optionee.

     The purpose of the Option Grant is to reward the Optionee for prior performance and to incentivize the Optionee to continue providing superior service to the Company in the future. The Option is structured in such a way as to align the interests of the Optionee with the interests of the Company and its Stockholders by tying Option rewards to the appreciation in the price of the Company's Common Stock. Stockholder approval for the Option Grant is being sought in view of Mr. O'Donnell's relationship with the Company.

TERMS OF THE OPTION

     The Option entitles the Optionee to purchase the Option Shares at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, $13.50 per share, subject to dilution or adjustment in the event of a merger, recapitalization or the like. The Option is exercisable, in whole or in part, at any time after the approval of the Stock Option Agreement by the Company's Stockholders and before the expiration of five years from the date of grant. Payment of the purchase price may be made in cash, in the form of shares of Common Stock already owned by the Optionee for a minimum of six (6) months and having a fair market value on the date of exercise equal to the purchase price, or any combination of cash and shares of Common Stock. Neither the Option nor the Option Shares have been registered for resale under applicable Federal or state securities laws, but are being issued pursuant to an exemption from registration contained in the Act. Optionee has certain rights to cause the Option Shares to be registered in conjunction with other public offerings by the Company of its securities (i.e., "piggy-back" registration rights), but does not have any independent demand right to cause such registration to occur.

TAX IMPLICATIONS

     Although the Optionee will not recognize income at the time of the grant of the Option, the Optionee will recognize ordinary income upon the exercise of the Option in an amount equal to the excess, if any, of the fair market value of the Common Stock on the date of exercise of the Option over the amount paid for the Common Stock. As a result of the Optionee's exercise of the Option, the Company will be entitled to deduct as compensation an amount equal to the amount included in the Optionee's gross income. The deduction generally will be taken in the Company's taxable year in which the Option is exercised.

     The excess of the fair market value of the Common Stock on the date of exercise of the Option over the exercise price is not an item of "tax preference" as such term is used in the United States Internal Revenue Code of 1986, as amended (the "Code").

TERMINATION

     The Option, to the extent not exercised, terminates upon the expiration of its five-year term or thirty (30) days after the occurrence of either of the following events: (i) the approval by the Stockholders of an agreement to merge or consolidate with or into another corporation (in which the Company is the non-surviving corporation) or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation); or (ii) R. Timothy O'Donnell ceases to be the beneficial owner of at least 20% of the capital stock of the Optionee, on a fully diluted basis.

     If the Stockholders fail to approve the Option at the Meeting, the Stock Option Agreement will terminate and the Option granted thereunder will become void and of no force and effect.

     The Board recommends a vote FOR approval of the grant of the Option to Jefferson Capital Group, Ltd.

                APPROVAL OF AMENDMENTS TO 1993 INCENTIVE PROGRAM

     The Board has adopted certain amendments to the Company's 1993 Incentive Program, as amended on May 4, 1995 (the "Program"), subject to the approval by the Company's Stockholders at the Meeting. The complete text of the Program, as amended, is attached as Exhibit B to this Proxy Statement and the amendments for which shareholder approval is being sought are described below. The following summary of the Program and these amendments are qualified by reference to the text of the Program.

PROPOSED AMENDMENTS

     The following is a summary of the material amendments to the Program for which shareholder approval is being sought.

  Increase in Number of Shares

     The Board has amended the Program to increase the number of shares that may be issued pursuant to benefit awards under the Program from (a) 1,000,000 plus any Incremental Amount (as defined in the Program) to (b) 1,000,000 plus (i) any Incremental Amount, plus (ii) the number of shares repurchased by the Company in the open market and otherwise with an aggregate price no greater than the cash proceeds received by the Company from the sale of shares under the Program, plus
(iii) any shares surrendered to the Company in payment of the exercise price of options issued under the Program. However, in no event may the number of shares issued under the Program exceed 2,000,000 shares.

  Limitations on Transferability

     The Board has amended the Program to eliminate the restrictions on the transferability of rights granted under the Program. The extent and nature of such restrictions will henceforth be determined by the Plan Administrator (as hereinafter defined) on a case-by-case basis, subject to the requirements of applicable law.

  Amendments With Respect to Grants to Outside Directors

     The Board has amended the Program to delete the provision which provided for the automatic grant of non-qualified stock options to directors of the Company who are neither employees nor officers of the Company or any of its subsidiaries (the "Outside Directors") pursuant to a "formula plan" (the "Formula Plan"). The Program now permits discretionary benefit grants to Outside Directors. The Program has also been amended to provide that award grants to Outside Directors may be made only by the full Board of Directors of the Company.

SUMMARY OF PROGRAM

1. Purpose

     The purpose of the Program is to attract, retain, motivate, and reward officers, directors, key executives, employees, consultants and advisors of the Company and its direct and indirect subsidiaries (the "Eligible Grantees") who contribute to the management, growth and profitability of the business of the Company, and to strengthen the mutuality of interests between such individuals and the Company's stockholders by offering them equity or equity-based incentives. The number of shares of Common Stock that may be issued pursuant to Program awards is 1,000,000 plus (i) any Incremental Amount, plus (ii) the number of shares repurchased by the Company in the open market and otherwise with an aggregate price no greater than the cash proceeds received by the Company from the sale of shares under the Program, plus (iii) any shares surrendered by the Company in payment of the exercise price of options issued under the Program. However, in no event may the number of shares issued under the Program exceed 2,000,000 shares, subject to dilution or adjustment in the event of a merger, recapitalization or the like.

     As of August 1, 1996, there were six executive officers, five Outside Directors and an indeterminate number of other key executives and employees eligible to participate in the Program. The number of consultants and advisors of the Company who may be eligible to participate in the Program also is not currently determinable.

2. Summary

     The Program may be administered either by the full Board or by one or more committees of the Board appointed by the full Board of Directors of the Company (referred to herein as the "Plan Administrator"); provided, however, that only the full Board of Directors may grant awards under the Program to Outside Directors. Under the Program, the Plan Administrator may grant incentive stock options, non-qualified stock options, stock appreciation rights in tandem with stock options or freestanding, and restricted stock grants (the "Benefits") to Eligible Grantees. A summary of the principal characteristics of various types of Benefits that may be granted under the Program is set forth below.

     Stock Options

     Two types of stock options may be granted under the Program: stock options intended to qualify for special tax treatment (referred to herein as "Incentive Stock Options" or "ISOs") under Section 422 of the Code and options not intended to so qualify (referred to herein as "Non-Qualified Stock Options" or "NQOs"). The option price, term and other conditions of Stock Options awarded under the Program are determined by the Plan Administrator, subject, in the case of Stock Options intended to qualify as "Incentive Stock Options", to the requirements of
Section 422 of the Code.

     Restored Options

     The Program permits the Plan Administrator to grant "Restored Options" to a participant in the Program. This feature enables a participant who exercises an option by exchanging (either actually or constructively) previously-acquired shares of Common Stock to receive a new option, exercisable at the then market value, for the same number of shares as were exchanged in payment. In addition, to the extent that shares are withheld by the Company in a stock-for-stock exercise in satisfaction of a participant's tax obligations, the Company, at its discretion, may issue a new option equal to the number of shares so withheld which are exercisable at the then fair market value of a share of Common Stock. Thus, a participant may make a stock-for-stock exercise without losing the potential for appreciation in value of the shares surrendered. Restored Options are exercisable beginning immediately on the date of grant. Except for the exercise price, a Restored Option has terms substantially similar to the terms of the original option (including having a term equal to the remaining term of the original option).

     Stock Appreciation Rights

     A Stock Appreciation Right is the right to receive an amount equal to the appreciation, if any, in the fair market value of one share of Common Stock from the time the Stock Appreciation Right is granted until the time the grantee elects to receive payment from the Company. Participants who elect to receive payment of Stock Appreciation Rights shall receive payment in cash, in Common Stock or in any combination of cash and Common Stock, as determined by the Plan Administrator. When Stock Appreciation Rights are granted in tandem with an Incentive Stock Option, the Stock Appreciation Rights must contain such terms and conditions as are necessary for the related option to qualify as an Incentive Stock Option. In addition, if Stock Appreciation Rights are granted in tandem with a stock option, the exercise of the option shall cause a correlative reduction in the Stock Appreciation Rights standing to the participant's credit that were granted in tandem with the option; and the payment of Stock Appreciation Rights shall cause a correlative reduction of the shares under the option. Unless waived in whole or in part by the Company, Stock Appreciation Rights may be exercised only while the grantee is employed by the Company.

     Restricted Stock

     Restricted Stock is Common Stock that is subject to forfeiture until a period of time has elapsed or certain conditions have been fulfilled, as determined by the Plan Administrator and set forth in the instrument of grant. Unless waived in whole or in part by the Plan Administrator, if employment of a holder of Restricted Stock terminates prior to vesting, all shares of Restricted Stock held by him or her and still subject to restriction will be forfeited and reacquired by the Company. Certificates representing shares of Restricted Stock shall bear a legend referring to the Program, noting the risk of forfeiture of the shares and stating that such shares are non-transferable until all restrictions have been satisfied and the legend has been removed. As of the date Restricted Stock is granted, the grantee shall be entitled to full voting and dividend rights with respect to all shares of such stock. However, the Plan Administrator may, in its sole discretion, require that the stock certificates representing such shares of Restricted Stock be placed into escrow with the Company until vesting.

TERMINATION

     The Board may amend the Program at any time. However, the Board may not amend the Program without Stockholder approval if such amendment (i) would increase the maximum number of shares in the aggregate which may be sold pursuant to options intended to qualify as Incentive Stock Options, (ii) would change the manner of determining the minimum option price of Incentive Stock Options, other than to change the manner of determining the fair market value of any shares underlying the options to conform to any applicable provisions of the Code or regulations thereunder, (iii) would increase the periods during which Incentive Stock Options may be granted or exercised under the Program, (iv) would change the employees or class of employees eligible to receive Incentive Stock Options under the Program, or (v) would violate applicable law. The Program will terminate on the tenth anniversary of its effective date unless terminated earlier by the Board or unless extended.

FEDERAL INCOME TAX CONSEQUENCES UNDER THE PROGRAM

     The following is a summary of the Federal income tax consequences of the issuance and exercise of Stock Options under the Program, based upon current income tax laws, regulations and rulings.

     Incentive Stock Options. Subject to the effect of the Alternative Minimum Tax, discussed below, an optionee does not recognize income on the grant of an Incentive Stock Option. If an optionee exercises an Incentive Stock Option in accordance with the terms of the option and does not dispose of the shares acquired within two years from the date of the grant of the option nor within one year from the date of exercise, the optionee will not realize any income by reason of the exercise, and the Company will be allowed no deduction by reason of the grant or exercise. The optionee's basis in the shares acquired upon exercise will be the amount paid upon exercise. Provided the optionee holds the shares as a capital asset at the time of sale or other disposition of the shares, his gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of his gain or loss will be the difference between the amount realized on the disposition of the shares and his basis in the shares.

     If an optionee disposes of the shares within two years from the date of grant of the option or within one year from the date of exercise ("Early Disposition"), the optionee will realize ordinary income at the time of such Early Disposition, which will equal the excess, if any, of the lesser of (i) the amount realized on the Early Disposition, or (ii) the fair market value of the shares on the date of exercise, over the optionee's basis in the shares. The Company will be entitled to a deduction in an amount equal to such income in the same year that the income is recognized. The excess, if any, of the amount realized on the Early Disposition of such shares over the fair market value of the shares on the date of exercise will be long-term or short-term capital gain, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of Early Disposition. If an optionee disposes of such shares for less than his basis in the shares, the difference between the amount realized and his basis will be a long-term or short-term capital loss, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of disposition. The excess of the fair market value of the shares at the time the Incentive Stock Option is exercised over the exercise price for the shares is an item of tax preference ("Stock Option Preference").

     Non-Qualified Stock Options. Non-Qualified Stock Options do not qualify for the special tax treatment accorded to Incentive Stock Options under the Code. Although an optionee does not recognize income at the time of the grant of the option, he recognizes ordinary income upon the exercise of a Non-Qualified Option in an amount equal to the difference between the fair market value of the stock on the date of exercise of the option and the amount of cash paid for the stock. As a result of the optionee's exercise of a Non-Qualified Stock Option, the Company will be entitled to deduct as compensation an amount equal to the amount included in the optionee's gross income. The Company's deduction will be taken in the Company's taxable year in which the option is exercised.

     The excess of the fair market value of the stock on the date of exercise of a Non-Qualified Stock Option over the exercise price is not a Stock Option Preference.

     Taxation of Preference Items. Section 55 of the Code imposes an Alternative Minimum Tax equal to the excess, if any, of (i) 26% of the optionee's "alternative minimum taxable income" up to $175,000 ($87,500 in the case of married taxpayers filing separately) and 28% of "alternative minimum taxable income" over $175,000 ($87,500 in the case of married taxpayers filing separately) over (ii) his "regular" federal income tax. Alternative minimum taxable income is determined by adding the optionee's Stock Option Preference and any other items of tax preference to the optionee's adjusted gross income and then subtracting certain allowable deductions and an exemption amount. The exemption amount is $33,750 for single taxpayers, $45,000 for married taxpayers filing jointly and $22,500 for married taxpayers filing separately. However, these exemption amounts are phased out beginning at certain levels of alternative minimum taxable income.

     The foregoing statement is only a general summary of the principal federal income tax consequences of the exercise and issuance of Stock Options under the Program and is based on the Company's understanding of present federal tax laws and regulations. Since tax regulations may change or interpretations may differ, each optionee should consult his tax advisor regarding the tax consequences related to participation in the Program.

MARKET VALUE

     The shares of Common Stock issuable under the Program may be either authorized or unissued shares or treasury shares. The market value of the Company's Common Stock was $15.00 on August 1, 1996.

REASONS FOR AMENDMENTS

     The amendment increasing the number of shares that may be issued pursuant to benefit awards under the Program will enable the Company to continue to use the Program as an incentive for its employees to promote the long term success of its business.

     The amendment eliminating the Formula Plan arrangement for Outside Directors and authorizing instead the discretionary grant of award rights to Outside Directors by the full Board of Directors is intended to streamline and simplify the administration of the Program. The Program previously contained two distinct plans, the Formula Plan for Outside Directors and a discretionary plan for all other Eligible Grantees. The

Company maintained the Formula Plan for Outside Directors in order to enable the administrators of the Plan, heretofore the members of the Compensation Committee, to participate in the Program without violation of the "disinterested administration" requirement promulgated under Rule 16b-3 of the Exchange Act. However, recent changes to this Rule now permit Plan Administrators to receive discretionary grants under the plans which they administer under one of several circumstances. Hence, the Board determined to eliminate the Formula Plan all together. The Program now consists of one discretionary plan for all Eligible Grantees, including Outside Directors. The Program has also been amended to provide that discretionary award grants to Outside Directors may only be made by the full Board.

     The amendments eliminating the restrictions on transferability of rights granted under the Program are designed to give the Plan Administrator greater discretion to determine what restrictions on transferability, if any, would be most appropriate under the circumstances, on a case-by-case basis, subject to the requirements of applicable law.

     If the Stockholders fail to approve the amendments to the Program, such amendments will not become effective.

     The Board recommends a vote FOR approval of the amendments to the Program.

                              INDEPENDENT AUDITORS

     Deloitte & Touche LLP, certified public accountants, have been appointed by the Board of Directors, upon recommendation of the Audit Committee of the Board of Directors, as independent auditors for the Company to examine and report on its financial statements for the fiscal year ending May 3, 1997, which appointment is being submitted to the Stockholders for ratification at the Meeting. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting, with the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions. The appointment of the independent auditors will be ratified if it receives the affirmative vote of the holders of a majority of shares of the Common Stock of the Company present at the Meeting, in person or by proxy. Submission of the appointment of the auditors to the Stockholders for ratification will not limit the authority of the Board of Directors to appoint another accounting firm to serve as independent auditors if the present auditors resign or their engagement is otherwise terminated.

     The Board of Directors recommends a vote FOR the appointment of Deloitte & Touche LLP as independent auditors.

                            STOCKHOLDERS' PROPOSALS

     Any proposal by a Stockholder of the Company intended to be presented at the 1997 Annual Meeting of Stockholders must be received by the Company at its principal executive office not later than April 30, 1997 for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Any such proposal must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission.

                                 ANNUAL REPORT

     Concurrently with the mailing of these Proxy Materials, the Company is mailing a copy of its Annual Report to Stockholders for the fiscal year ended April 27, 1996. Such Annual Report is not to be regarded as proxy solicitation material.

     UPON WRITTEN REQUEST BY A STOCKHOLDER ENTITLED TO VOTE AT THE 1996 ANNUAL MEETING, THE COMPANY WILL FURNISH THAT PERSON WITHOUT CHARGE WITH A COPY OF THE FORM 10-K ANNUAL REPORT FOR 1996 WHICH IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. If the person requesting the report was not a Stockholder of Record on September 9, 1996, the request must contain a good faith representation that the person making the request was a beneficial owner of the Common Stock of the Company at the close of business on such date. Requests should be addressed to Shorewood Packaging Corporation, Investor Relations Department, 277 Park Avenue, New York, New York 10172-0124.

                                 OTHER BUSINESS

     Management does not know of any other matters to be brought before the Meeting except those set forth in the notice thereof. If other business is properly presented for consideration at the Meeting, it is intended that the Proxies will be voted by the persons named therein in accordance with their judgment on such matters.

                   SOLICITATION AND EXPENSES OF SOLICITATION

     Officers and employees of the Company may solicit proxies. Proxies may be solicited by personal interview, mail, telegraph and telephone. No compensation will be paid by the Company to any person in connection with the solicitation of proxies. Brokers, bankers and other nominees will be reimbursed for out-of-pocket and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Company's stock. The cost of preparing this Proxy Statement and all other costs in connection with solicitation of proxies for the Annual Meeting of Stockholders are being borne by the Company.

     Even if you plan to attend the Meeting in person, please sign, date and return the enclosed Proxy promptly. If you attend the Meeting, your Proxy will be voided at your request and you can vote in person. A postage-paid return-addressed envelope is enclosed for your convenience. Your cooperation in giving this matter your immediate attention and in returning your proxies will be appreciated.

                                          By order of the Board of Directors,

                                          Andrew Shore
                                          Secretary

September 20, 1996

                                                                       EXHIBIT A

     STOCK OPTION AGREEMENT dated as of February 1, 1996 between Shorewood Packaging Corporation, a Delaware corporation, with its principal office at 277 Park Avenue, New York, New York 10172-0124 (the "Company") and Jefferson Capital Group, Ltd., a Virginia corporation, with its principal office at One James Center, Suite 1414, Richmond, Virginia 23219 (the "Optionee").

     WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders to grant to the Optionee an option to purchase 25,000 shares of the common stock, par value $.01 per share (the "Common Stock"), of the Company in recognition of the Optionee's services to the Company and as an inducement to perform additional services on behalf of the Company upon the terms set forth below.

     NOW, THEREFORE, the parties agree as follows:

     1. GRANT OF OPTION

          1.1 The Company grants to the Optionee, on the terms and conditions hereinafter set forth, an option (the "Option") to purchase 25,000 shares of Common Stock of the Company (the "Option Shares").

          1.2 Optionee understands that the Option is not entitled to special tax treatment under Section 422 of the Internal Revenue Code as amended to date and as may be amended from time to time.

          1.3 Except as expressly provided herein, the Option Shares are not, and are not required to be, registered under the Securities Act of 1933, as amended, (the "Securities Act").

     2. PRICE AND PAYMENT FOR SHARES The purchase price (the "Purchase Price") for the Option Shares shall be $13 1/2 per share, subject to adjustment as provided in Section 13 below.

     3. PERIOD OF OPTION The period of the Option will be five years from the date the Option is granted, which date is first written above (the "Period"). The Option will be exercisable, in whole or in part, at any time after the approval of the Option by the Company's stockholders entitled to vote thereon and before the expiration of the Period.

     4. EXERCISE OF OPTION

          4.1 The Option may be exercised only by delivering or transmitting by registered or certified mail to the Secretary or the Treasurer of the Company, at the Company's then principal office, a written notice signed by an authorized officer of the Optionee on the Optionee's behalf specifying the number of Option Shares that the Optionee has irrevocably elected to purchase under the Option. Optionee shall pay the Purchase Price in cash or by delivering shares of Common Stock already owned by it for a minimum of six (6) months and having a fair market value on the date of exercise equal to the Purchase Price, or any combination of cash or shares. The Purchase Price shall be paid not later than thirty (30) days after the date of a statement from the Company following exercise setting forth the Purchase Price. If the Optionee fails to pay the Purchase Price within said thirty
     (30) day period, the Company shall have the right to take whatever action it deems appropriate, including, without limitation, voiding the option exercise. The Company shall not issue or transfer Option Shares upon exercise of the Option until the Purchase Price is fully paid.

          4.2 Upon the exercise of the Option, in whole or in part, the Company shall promptly issue stock certificates for the shares of Common Stock purchased and the Optionee shall be deemed to be the holder of the shares of Common Stock purchased as of the date of issuance of certificates for such shares to it. The Company may delay issuing certificates representing Option Shares for a reasonable period of time pending listing of same on the NASDAQ Stock Market. The Optionee will not be nor deemed to be a holder of any shares subject to the Option unless and until certificates for such shares are issued to it under the terms of this Agreement.

          4.3 If and when the Option is exercised, the certificates to be issued evidencing shares of the Company's Common Stock shall bear a legend substantially as follows:

           "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be transferred in the absence of an effective registration statement under the Act covering the shares or of an opinion of counsel to the Corporation that such transfer will not require registration of such shares under the Act."

     5. TRANSFERABILITY OF OPTION

     The Option herein granted shall be assignable and transferable by the Optionee to R. Timothy O'Donnell ("O'Donnell"), provided that the Optionee shall notify the Company within five business days of any such transfer or assignment. The Option shall not be assignable or transferable by the Optionee to any other individual or entity.

     6. TERMINATION; ACCELERATION

     All rights of the Optionee in the Option to the extent not exercised shall terminate at the expiration of the Period or, if sooner, 30 days after the occurrence of either of the following events: (a) the stockholders of the Company shall have approved an agreement to merge or consolidate with or into another corporation (and the Company is not the survivor of such merger or consolidation) or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation); or
(b) O'Donnell ceases to be the beneficial owner of at least 20% of the capital stock of the Optionee, on a fully diluted basis, for any reason, including, without limitation, O'Donnell's death or the sale or gift of his capital stock.

     7. PIGGY-BACK REGISTRATION

     Subject to Sections 8 and 12 hereof, if at any time after the date of this Agreement and prior to the date which is two (2) years after the last Option exercise hereunder (or, if the Option is never exercised, prior to the expiration of the Period), the Company proposes to file a registration statement to register any Common Stock (other than Common Stock issued with respect to any acquisition or any employee stock option, stock purchase or similar plan) under the Securities Act for sale to the public in an underwritten offering, it will at each such time give written notice to the Optionee of its intention to do so ("Notice of Intent") and, upon the written request of the Optionee made within 30 calendar days after the receipt of any such notice (which request must specify that the Optionee intends to dispose of all of the Option Shares held by the Optionee on the date the Notice of Intent is received by the Optionee), the Company will use its best efforts to effect the registration under the Securities Act of the Option Shares which the Company has been so requested to register; provided, however, that if the managing underwriter shall certify in writing that inclusion of all or any of the Option Shares would, in such managing underwriter's opinion, materially interfere with the proposed distribution and marketing of the Common Stock in respect of which registration was originally to be effected (such writing to state the basis of such opinion and the maximum number of shares which may be distributed without such interference), then the Company may, upon written notice to the Optionee, have the right to exclude from such registration such number of Option Shares which it would otherwise be required to register hereunder as is necessary to reduce the total amount of Common Stock to be so registered to the maximum amount which can be so marketed.

     8. REGISTRATION EXPENSES

     The costs and expenses (other than underwriting discounts and commissions) of all registrations and qualifications under the Securities Act, and of all other actions the Company is required to take or effect pursuant to this Agreement shall be paid by the Company (including, without limitation, all registration and filing fees, printing expenses, fees and expenses of complying with Blue Sky laws, and fees and disbursements of counsel for the Company and of independent public accountants; provided, however, that fees and expenses of complying with Blue Sky laws in those states where Option Shares and no other securities of the Company covered by the registration statement will be offered for sale shall be paid by the Optionee).

     9. REGISTRATION PROCEDURES

     If and whenever the Company is required to effect the registration of any Option Shares under the Securities Act as provided in this Agreement, the Company will promptly:

          9.1 prepare and file with the Securities and Exchange Commission ("Commission") a registration statement with respect to such Option Shares and use its best efforts to cause such registration statement to become effective;

          9.2 prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all such Option Shares and other securities covered by such registration statement until such time as all of such Option Shares and other securities have been disposed of in accordance with such registration statement, but in no event for a period of more than nine months after such registration statement becomes effective;

          9.3 furnish to the Optionee such number of copies of such registration statement and of each such amendment and supplement thereto, such number of copies of the prospectus included in such registration statement, in conformity with the requirements of the Securities Act;

          9.4 subject to Section 8 hereof, use its best efforts to register or qualify the Option Shares covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions within the United States of America (including territories and commonwealths thereof) as the Optionee shall reasonably request, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, to subject itself to taxation in any such jurisdiction.

          9.5 The Company may require the Optionee to furnish the Company such information regarding it and the distribution of such Option Shares as the Company may from time to time request in writing and as shall be required by law to effect such registration.

     10. TERMINATION OF OBLIGATIONS

     The obligations of the Company imposed by Section 7 through 9 above shall cease and terminate, as to any particular Option Shares, when such shares shall have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such securities.

     11. AVAILABILITY OF INFORMATION

     The Company will cooperate with the Optionee in supplying such information and documentation as may be necessary for it to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Option Shares.

     12. REGISTRATION RIGHTS CONDITION

     Notwithstanding any other provision contained herein, the Company shall not be obligated to comply with any demands for registration of any Option Shares under the Securities Act if, at the time of such demand by the Optionee:

          (i) the Optionee is free to sell such Option Shares in accordance with Rule 144 promulgated under the Securities Act or any similar rule or regulation promulgated under the Securities Act; or

          (ii) the Company has in effect a registration statement covering the disposition of such Option Shares.

     13. DILUTION OR OTHER ADJUSTMENTS

     In the event of any change in the Common Stock subject to the Option granted by this Agreement through merger, consolidation, reorganization, recapitalization, stock split, stock dividend, or the issuance to stockholders of rights to subscribe to stock of the same class, or in the event of any change in the capital structure or other increase or decrease in the number of issued shares of Common Stock effected without the receipt of consideration by the Company, the Board of Directors of the Company shall make such adjustments with respect to (i) the number of Option Shares, (ii) the Purchase Price, or (iii) any provision of this Agreement, as it may deem equitable in order to prevent dilution or enlargement of the Option and the rights granted hereunder.

     14. MISCELLANEOUS

          14.1 The interpretation of this Agreement by the Board of Directors of the Company shall be binding on the Optionee.

          14.2 The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York without giving effect to the provisions, principles or policies thereof relating to choice or conflict of law.

          14.3 Any and all notices referred to herein shall be sufficient if furnished in writing and delivered in person or mailed by certified mail (return receipt requested ) to the respective parties at their addresses set forth above or to such other address as either party may from time to time designate in writing.

          14.4 As used herein, the masculine gender shall include the feminine gender. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          14.5 No amendment, change or modification of this document shall be valid unless in writing and signed by all of the parties hereto.

          14.6 No reliance upon or waiver of one or more provisions of this Agreement shall constitute a waiver of any other provisions hereof.

          14.7 All of the terms and provisions contained herein shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

          14.8 The captions appearing at the commencement of the sections hereof are descriptive only and are for convenience of reference. Should there be any conflict between any such caption and the section at the head of which it appears, the substantive provisions of such section and not such caption shall control and govern in the construction of this document.

          14.9 This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter of this Agreement, and any and all prior agreements, understandings or representations are hereby terminated and canceled in their entirety.

          14.10 The Option shall be effective as of February 1, 1996, subject to approval by the Company's stockholders entitled to vote thereon. If the Company's stockholders decline to approve the Option at any duly convened meeting of stockholders at which the Option is submitted for stockholder approval, then, notwithstanding anything to the contrary herein, this Agreement shall terminate immediately and cease to be of any force and effect.

                                      SHOREWOOD PACKAGING CORPORATION

                                      By: /s/ HOWARD M. LIEBMAN
                                          ------------------------------------
                                          Authorized Signatory

                                      JEFFERSON CAPITAL GROUP, LTD.

                                      By: /s/ R. TIMOTHY O'DONNELL
                                          ------------------------------------
                                          Authorized Signatory

                                                                       EXHIBIT B

                        SHOREWOOD PACKAGING CORPORATION

                             1993 INCENTIVE PROGRAM
                             AS AMENDED MAY 4, 1995
                               AND AUGUST 8, 1996

     The 1993 Incentive Program, as amended (the "Program") of Shorewood Packaging Corporation (the "Company") provides for the grant to officers, directors, key executives, employees, consultants and advisors of the Company and its direct or indirect subsidiaries of certain rights to acquire shares of the Company's common stock (the "Common Stock"). The Company believes that this Program will cause those persons to contribute materially to the growth of the Company, thereby benefitting its stockholders.

     1. ADMINISTRATION.

     The Program shall be administered and interpreted either by the full Board of Directors of the Company or by one or more committees of the Board consisting of not less than two persons appointed by the full Board of Directors of the Company (the committee(s) and the full Board of Directors are collectively referred to herein as the "Plan Administrator"); provided, however, that only the full Board of Directors may grant awards under the Program to Outside Directors. The Board of Directors may appoint different Committees to handle different duties under the Program. The Plan Administrator shall determine the fair market value of the Common Stock for purposes of the Program in accordance with the provisions of Section 9(i) hereof. The Plan Administrator's decisions shall be final and conclusive with respect to the interpretation and administration of the Program and any Grant made under it.

     2. GRANTS.

     Grants under the Program shall consist of incentive stock options, non-qualified stock options, stock appreciation rights in tandem with stock options or freestanding, restricted stock grants, and Restored Options (any of the foregoing, in any combination, collectively, "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Program as the Plan Administrator deems appropriate. The Plan Administrator shall approve the form and provisions of each Grant. Grants under a particular section of the Program need not be uniform, and Grants under two or more sections may be combined in one instrument. Notwithstanding anything contained herein to the contrary, Grants under the Program to directors of the Company who are neither officers nor employees of the Company or any of its subsidiaries shall be made by the full Board of Directors.

     3. ELIGIBILITY FOR GRANTS.

     Grants may be made to any employee, officer, key executive, director, professional or administrative employee, consultant or advisor to the Company or any subsidiary of the Company selected by the Plan Administrator to receive Grants under the Program ("Grantees"). The Plan Administrator shall determine the number of shares subject to any particular Grant.

     4. SHARES AVAILABLE FOR GRANT.

     (a) Shares Subject to Issuance or Transfer. Subject to adjustment as provided in Section 4(b), the aggregate number of shares of Common Stock (the "Shares") that may be issued or transferred under the Program is 1,000,000 Shares, plus (i) 10% of any increase (excluding any increase relating to or arising out of the conversion or exercise of any convertible securities, options or warrants issued and outstanding as of the date the Program was adopted by the Board) in the number of shares issued and outstanding over the number of Shares issued and outstanding on the date the Program was adopted by the Board (the "Incremental Amount"), plus (ii) the number of Shares repurchased by the Company in the open market and otherwise with an aggregate price no greater than the cash proceeds received by the Company from the sale of Shares under the Program, plus (iii) any Shares surrendered to the Company in payment of the exercise price of options issued under the Program. The Shares may be authorized but unissued Shares or treasury Shares. However, no award may be issued that would bring the total of all outstanding awards under the Program to greater than 2,000,000 shares. The number of Shares available for Grants at any given time shall be reduced by the aggregate of all Shares previously issued or transferred plus the aggregate of all Shares which may become subject to issuance or transfer under then-outstanding and then-currently exercisable Grants. For purposes of this Section 4, the number of Shares outstanding at any time shall not include Grants under the Program but shall include Shares issuable under Substituted Stock Incentives (as defined in Section 9(b) below) assumed by the Company upon or in connection with an acquisition or a merger with another corporation.

     (b) Recapitalization Adjustment. If any subdivision or combination of shares of Common Stock or any stock dividend, capital reorganization, recapitalization, consolidation, or merger in which the Company is the surviving corporation occurs after the adoption of the Program, the Plan Administrator shall make such proportional adjustments as it determines appropriate in the number of shares of Common Stock that may be issued or transferred thereafter under Section 4(a). The Plan Administrator shall similarly adjust the number of Shares subject to such stock option and option price in all outstanding Grants made before the event within 60 days of the event.

     5. STOCK OPTIONS.

     The Plan Administrator may grant options qualifying as incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-qualified stock options ("NQOs") not entitled to special tax treatment under the Code or Restored Options (collectively, "Stock Options"). The following provisions are applicable to Stock Options:

     (a) Exercise of Option. A Grantee may exercise a Stock Option by delivering a notice of exercise to the Company, either with or without accompanying payment of the option price. The notice of exercise, once delivered, shall be irrevocable.

     (b) Satisfaction of Option Price. The Grantee shall pay the option price (the "Option Price") in cash, or with the Plan Administrator's permission, by delivering shares of Common Stock already owned by the Grantee, held by the Grantee for a minimum of six (6) months and having a Fair Market Value on the date of exercise equal to the Option Price, or a combination of cash and Shares. The Grantee shall pay the Option Price not later than thirty (30) days after the date of a statement from the Company following exercise setting forth the Option Price, Fair Market Value of Common Stock on the exercise date, the number of Shares that may be delivered in payment of the Option Price, and the amount of withholding tax due, if any. If the Grantee fails to pay the Option Price within the period and in the manner prescribed in the specific instrument of Grant, the Plan Administrator shall have the right to take whatever action it deems appropriate, including voiding the option exercise. The Company shall not issue or transfer Shares upon exercise of a Stock Option until the Option Price is fully paid. The Plan Administrator may prescribe such other or different exercise or payment terms as it may deem appropriate.

     (c) Price; Term and Conditions. The exercise price per share, term and other provisions of stock options granted hereunder shall be specified by the Grant, as limited, in the case of ISOs, by the provisions of paragraph (d) below. In addition, the Plan Administrator may prescribe such other conditions as it may deem appropriate, which conditions shall be specified by the Grant.

     (d) Limits on the ISOs. The aggregate Fair Market Value of the stock covered by ISOs granted under the Program or any other stock option plan of the Company or any subsidiary or parent of the Company that becomes exercisable for the first time by any Grantee in any calendar year shall not exceed $100,000. The aggregate Fair Market Value will be determined at the time of grant. The period of exercise of an ISO shall not exceed ten (10) years from the date of Grant (or five (5) years if the Grantee is also a 10% stockholder). The price at which Common Stock may be purchased by the Grantee under an Incentive Stock Option shall be the Fair Market Value (or 110% of the Fair Market Value if the Grantee is a 10% stockholder) of Common Stock on the date of the Grant.

     (e) Restored Options. Stock Options granted under the Program may, with the Plan Administrator's permission, include the right to acquire a restored option (a "Restored Option"). If a Stock Option grant contains a Restored Option and if a Grantee pays all or part of the Option Price of the Stock Option with shares of Common Stock held by the Grantee, then upon exercise of the Stock Option the Grantee shall be granted a Restored Option to purchase, at the fair market value as of the date of the grant of the Restored Option, the number of shares of Common Stock of the Company equal to the sum of the number of whole shares used by the Grantee in payment of the Option Price and the number of whole shares, if any, withheld by the Company as payment for withholding taxes. A Restored Option may be exercised between the date of grant and the date of expiration, which will be the same as the date of expiration of the Stock Option to which a Restored Option is related.

     6. STOCK APPRECIATION RIGHT.

     The Plan Administrator may grant a Stock Appreciation Right ("SAR") either independently or in conjunction with any Stock Option granted under the Program either at the time of grant of the option or thereafter. The following provisions are applicable to each SAR:

     (a) Options to Which Right Relates. Each SAR which is issued in conjunction with a Stock Option shall specify the Stock Option to which the SAR is related, together with the Option Price and number of option shares subject to the SAR at the time of its grant.

     (b) Requirement of Employment. Each SAR may be exercised only while the Grantee is in the employment of the Company, provided that the Plan Administrator may provide for partial or complete exceptions to this requirement as it deems equitable.

     (c) Exercise. A Grantee may exercise each SAR in whole or in part by delivering a notice of exercise to the Company, except that the Plan Administrator may provide for partial or complete exceptions to this requirement as it deems equitable.

     (d) Payment and Form of Settlement. If a Grantee exercises any SAR which is issued in conjunction with a Stock Option, the grantee shall receive the aggregate of the excess of the fair market value of each share of Common Stock with respect to which the SAR is being exercised over the Option Price of each such share. Payment, in any event, may be made in cash, Common Stock or a combination of the two, in the discretion of the Plan Administrator. Fair Market Value shall be determined as of the date of exercise.

     (e) Expiration and Termination. Each SAR shall expire on a date determined by the Plan Administrator at the time of grant. If a Stock Option is exercised in whole or in part, any SAR related to the Shares purchased in connection with such exercise shall terminate immediately.

     7. RESTRICTED STOCK GRANTS.

     The Plan Administrator may issue or transfer Shares ("Restricted Stock") to a Grantee under a Restricted Stock Grant. Upon the issuance or transfer, the Grantee is entitled to vote the Shares and to receive any dividends paid. The following provisions are applicable to Restricted Stock Grants:

     (a) Requirement of Employment. If the Grantee's employment terminates during the period designated in the Grant as the "Restriction Period", the Restricted Stock Grant terminates and the shares of Common Stock must be returned immediately to the Company. However, the Plan Administrator may provide for partial or complete exceptions to this requirement as it deems equitable.

     (b) Restrictions of Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge, or otherwise dispose of the Shares of Restricted Stock except to a Successor Grantee under Section 9(a). Each certificate for shares issued or transferred under a Restricted Stock Grant shall contain a legend giving appropriate notice of the restrictions applicable to the Grant.

     (c) Lapse of Restrictions. All restrictions imposed under any Restricted Stock Grant shall lapse upon the fulfillment of the conditions for vesting set forth in the instrument of Grant provided that all of the conditions stated in Sections 7(a) and (b) have been met as of the date of such lapse. The Grantee shall then be entitled to have the legend removed from the certificate.

     8. AMENDMENT AND TERMINATION OF THE PROGRAM.

     (a) Amendment. The Board of Directors may amend the Program except that it may not, with respect to ISOs granted hereunder, (i) increase the maximum number of Shares in the aggregate which may be sold pursuant to such options granted hereunder; (ii) change the manner of determining the minimum option prices, other than to change the manner of determining the fair market value of any Shares underlying the option to conform to any than applicable provisions of the Code or regulations thereunder, (iii) increase the periods during which such options may be granted or exercised or (iv) change the employees or class of employees eligible to receive such options hereunder. In any event, no termination, suspension, modification or amendment of the Program may adversely affect the rights of any Grantee without his consent.

     (b) Termination of the Program. The Program shall terminate on the tenth anniversary of its effective date unless terminated earlier by the Board or unless extended by the Board.

     (c) Termination and Amendment of Outstanding Grants. A termination or amendment of the Program that occurs after a Grant is made shall not result in the termination or amendment of the Grant unless the Grantee consents or unless the Plan Administrator acts under Section 9(e). The termination of the Program shall not impair the power and authority of the Plan Administrator with respect to outstanding Grants. Whether or not the Program has terminated, an outstanding Grant may be terminated or amended under Section 9(e) or may be amended by agreement of the Company and the Grantee consistent with the Program.

     9. GENERAL PROVISIONS.

     (a) Prohibitions Against Transfer. Except as otherwise expressly provided herein or in the instrument of grant, when a Grantee dies, the personal representative or other person entitled under a prior Stock Option or a Grant under the Program to succeed to the rights of the Grantee ("Successor Grantee") may exercise the rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

     (b) Substitute Grants. The Plan Administrator may make a Grant (a "Substitute Grant") to an employee of another corporation who becomes an Eligible Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for a stock option, stock appreciation right, performance award, or restricted stock grant granted by such corporation ("Substituted Stock Incentive"). The terms and conditions of the Substitute Grant may vary from the terms and conditions required by the Program and from those of the Substituted Stock Incentive. The Plan Administrator shall prescribe the exact provisions of the Substitute Grant, preserving where possible the provisions of the Substitute Stock Incentive. The Plan Administrator shall also determine the number of shares of Common Stock to be taken into account under Section 4.

     (c) Subsidiaries. The term "subsidiary" means an affiliated corporation controlled by the Company directly or indirectly through one or more intermediaries.

     (d) Fractional Shares. Fractional shares shall not be issued or transferred under a Grant, but the Plan Administrator may pay cash in lieu of a fraction or round the fraction.

     (e) Compliance with Law. The Program, the exercise of Grants, and the obligations of the Company to issue or transfer shares of Common Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. The Plan Administrator may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Plan Administrator may also adopt rules regarding the withholding of taxes on payment to Grantees.

     (f) Ownership of Stock. A Grantee or Successor Grantee shall have no rights as a stockholder of the Company with respect to any Shares covered by a Grant until the Shares are issued or transferred to the Grantee or Successor Grantee on the Company's books.

     (g) No Right to Employment. The Program and the Grants under it shall not confer upon any Grantee the right to continue in the employment of the Company or affect in any way the right of the Company to terminate the employment of a Grantee at any time.

     (h) Effective Date of the Program. The Program shall become effective upon its approval by the Company's stockholders entitled to vote thereon.

     (i) Fair Market Value. For the purposes of the Program, the term "Fair Market Value" means, as of any date, the closing price of a share of Common Stock of the Company on such date. The closing price shall be (i) if the Common Stock is then listed or admitted for trading on any national securities exchange or, if not so listed or admitted for trading, is listed or admitted for trading on the Nasdaq National Market, the last sale price of the common stock, regular way, or the mean of the bid and asked prices thereof for any trading day on which no such sale occurred, in each case as officially reported on the principal securities exchange on which the common stock is listed or admitted for trading or on the Nasdaq National Market, as the case may be, or (ii) if not so listed or admitted for trading on a national securities exchange or the Nasdaq National Market, the mean between the closing high bid and low asked quotations for the Common Stock in the over-the-counter market as reported by Nasdaq, or any similar system for the automated dissemination of securities prices then in common use, if so quoted, as reported by any member firm of the New York Stock Exchange selected by the Company; provided, however, that if, by reason of extended or continuous trading hours on any exchange or in any market or for any other reason, the time, with respect to any trading day, of the close of trading for the purpose of determining the "last sale price" or the "closing" bid and asked prices is not objectively determinable, the time on such trading day used for the purpose of reporting any compilation of last sale prices or closing bid and asked prices in The Wall Street Journal shall be the time on such trading day as of which the "last sale price" or "closing" bid and asked prices are determined for purposes of this definition. If the Common Stock is quoted on a national securities or central market system in lieu of a market or quotation system described above, the closing price shall be determined in the manner set forth in clause (i) of the preceding sentence if actual transactions are reported, and in the manner set forth in clause (ii) of the preceding sentence if bid and asked quotations are reported but actual transactions are not. If on the date in question, there is no exchange or over-the-counter market for the Common Stock, the "fair market value" of such Common Stock shall be determined by the Plan Administrator acting in good faith.

     (j) Change in Control. For purposes of the Program, the term "Change of Control" means: the acquisition, without the approval of the Board, by any person or entity, other than the Company and certain related entities, of more than 20% of the outstanding shares of Common Stock through a tender offer, exchange offer, or otherwise; the liquidation or dissolution of the Company following a sale or other disposition of all or substantially all of its assets; a merger or consolidation involving the Company that results in the Company not being the surviving parent corporation; or a change in the majority of the members of the Board during any two-year period that is not approved by at least two-thirds of the members of the Board who were members at the beginning of the two year period.

     (k) Withholding. The Plan Administrator may, in its discretion and subject to such rules as it may adopt, permit or require a Grantee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the distribution to him or her of Shares of Common Stock or cash pursuant to the Program by authorizing the Company to withhold from such distribution cash or Shares having a Fair Market Value equal to the amount of the withholding tax. Notwithstanding the foregoing, the Plan Administrator shall require, as a condition to the distribution of any cash or Shares of Common Stock to any Reporting Person, that the Company withhold from such distribution cash or Shares having an aggregate Fair Market Value equal to the amount of the Grantee's liability for any and all taxes required by law to be withheld.

     (l) Program Controls. In the case of any conflict between the terms of this Program and the terms of any instrument of Grant, the terms of this Program will control.

- --------------------------------------------------------------------------------
       /       /

1. The election of all nominees
   for directors listed below.

   FOR all nominees       WITHHOLD AUTHORITY to vote
   listed below     / /   for all nominees listed below  / /   *EXCEPTIONS  / /

   Nominees: Melvin L. Braun and Floyd S. Glinert
   (INSTRUCTIONS; TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)
   *Exceptions _________________________________________________________________

2. The approval of a stock option grant to Jefferson Capital Group, Ltd.

   FOR / /              AGAINST / /            ABSTAIN / /

3. The approval of amendments to the Company's 1993 Incentive Program.

   FOR / /              AGAINST / /            ABSTAIN / /

4. The ratification of the selection of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending May 3, 1997.

   FOR / /              AGAINST / /            ABSTAIN / /

5. In accordance with their best judgment with respect to any other business that may properly come before the meeting.

                              Change of address and or Comments, mark here. / /

(Please sign exactly as name appears hereon. Proxies should be dated when signed. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. Only authorized officers should sign for a corporation. If shares are registered in more than one name, each joint owner should sign.)

                                Dated: __________________________________, 1996

                                _______________________________________________
                                                  (Signature)

                                _______________________________________________
                                          (Signature if held jointly)

                           Votes must be indicated (x) in Black or Blue ink. / /

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------

                        SHOREWOOD PACKAGING CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 30, 1996

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints MARC P. SHORE and ANDREW SHORE or either of them, each with full power of substitution, proxies of the undersigned to vote all shares of Common Stock, par value $.01 per share, of Shorewood Packaging Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on the 30th day of October 1996 at 9:30 a.m. at The Chase Manhattan Bank, 270 Park Avenue, 11th Floor, Room C, New York, New York, and at all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat. Said proxies are instructed to vote as follows.

        THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR ALL OF THE ABOVE PROPOSALS.

                                        SHOREWOOD PACKAGING CORPORATION
                                        P.O. BOX 11344
                                        NEW YORK, N.Y. 10203-0344

- --------------------------------------------------------------------------------

     STOCK OPTION AGREEMENT dated as of February 1, 1996 between Shorewood Packaging Corporation, a Delaware corporation, with its principal office at 277 Park Avenue, New York, New York 10172-0124 (the "Company") and Jefferson Capital Group, Ltd., a Virginia corporation, with its principal office at One James Center, Suite 1414, Richmond, Virginia 23219 (the "Optionee").

     WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders to grant to the Optionee an option to purchase 25,000 shares of the common stock, par value $.01 per share (the "Common Stock"), of the Company in recognition of the Optionee's services to the Company and as an inducement to perform additional services on behalf of the Company upon the terms set forth below.

     NOW, THEREFORE, the parties agree as follows:

     1. GRANT OF OPTION

          1.1 The Company grants to the Optionee, on the terms and conditions hereinafter set forth, an option (the "Option") to purchase 25,000 shares of Common Stock of the Company (the "Option Shares").

          1.2 Optionee understands that the Option is not entitled to special tax treatment under Section 422 of the Internal Revenue Code as amended to date and as may be amended from time to time.

          1.3 Except as expressly provided herein, the Option Shares are not, and are not required to be, registered under the Securities Act of 1933, as amended, (the "Securities Act").

     2. PRICE AND PAYMENT FOR SHARES The purchase price (the "Purchase Price") for the Option Shares shall be $13 1/2 per share, subject to adjustment as provided in Section 13 below.

     3. PERIOD OF OPTION The period of the Option will be five years from the date the Option is granted, which date is first written above (the "Period"). The Option will be exercisable, in whole or in part, at any time after the approval of the Option by the Company's stockholders entitled to vote thereon and before the expiration of the Period.

     4. EXERCISE OF OPTION

          4.1 The Option may be exercised only by delivering or transmitting by registered or certified mail to the Secretary or the Treasurer of the Company, at the Company's then principal office, a written notice signed by an authorized officer of the Optionee on the Optionee's behalf specifying the number of Option Shares that the Optionee has irrevocably elected to purchase under the Option. Optionee shall pay the Purchase Price in cash or by delivering shares of Common Stock already owned by it for a minimum of six (6) months and having a fair market value on the date of exercise equal to the Purchase Price, or any combination of cash or shares. The Purchase Price shall be paid not later than thirty (30) days after the date of a statement from the Company following exercise setting forth the Purchase Price. If the Optionee fails to pay the Purchase Price within said thirty
     (30) day period, the Company shall have the right to take whatever action it deems appropriate, including, without limitation, voiding the option exercise. The Company shall not issue or transfer Option Shares upon exercise of the Option until the Purchase Price is fully paid.

          4.2 Upon the exercise of the Option, in whole or in part, the Company shall promptly issue stock certificates for the shares of Common Stock purchased and the Optionee shall be deemed to be the holder of the shares of Common Stock purchased as of the date of issuance of certificates for such shares to it. The Company may delay issuing certificates representing Option Shares for a reasonable period of time pending listing of same on the NASDAQ Stock Market. The Optionee will not be nor deemed to be a holder of any shares subject to the Option unless and until certificates for such shares are issued to it under the terms of this Agreement.

          4.3 If and when the Option is exercised, the certificates to be issued evidencing shares of the Company's Common Stock shall bear a legend substantially as follows:

           "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be transferred in the absence of an effective registration statement under the Act covering the shares or of an opinion of counsel to the Corporation that such transfer will not require registration of such shares under the Act."

     5. TRANSFERABILITY OF OPTION

     The Option herein granted shall be assignable and transferable by the Optionee to R. Timothy O'Donnell ("O'Donnell"), provided that the Optionee shall notify the Company within five business days of any such transfer or assignment. The Option shall not be assignable or transferable by the Optionee to any other individual or entity.

     6. TERMINATION; ACCELERATION

     All rights of the Optionee in the Option to the extent not exercised shall terminate at the expiration of the Period or, if sooner, 30 days after the occurrence of either of the following events: (a) the stockholders of the Company shall have approved an agreement to merge or consolidate with or into another corporation (and the Company is not the survivor of such merger or consolidation) or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation); or
(b) O'Donnell ceases to be the beneficial owner of at least 20% of the capital stock of the Optionee, on a fully diluted basis, for any reason, including, without limitation, O'Donnell's death or the sale or gift of his capital stock.

     7. PIGGY-BACK REGISTRATION

     Subject to Sections 8 and 12 hereof, if at any time after the date of this Agreement and prior to the date which is two (2) years after the last Option exercise hereunder (or, if the Option is never exercised, prior to the expiration of the Period), the Company proposes to file a registration statement to register any Common Stock (other than Common Stock issued with respect to any acquisition or any employee stock option, stock purchase or similar plan) under the Securities Act for sale to the public in an underwritten offering, it will at each such time give written notice to the Optionee of its intention to do so ("Notice of Intent") and, upon the written request of the Optionee made within 30 calendar days after the receipt of any such notice (which request must specify that the Optionee intends to dispose of all of the Option Shares held by the Optionee on the date the Notice of Intent is received by the Optionee), the Company will use its best efforts to effect the registration under the Securities Act of the Option Shares which the Company has been so requested to register; provided, however, that if the managing underwriter shall certify in writing that inclusion of all or any of the Option Shares would, in such managing underwriter's opinion, materially interfere with the proposed distribution and marketing of the Common Stock in respect of which registration was originally to be effected (such writing to state the basis of such opinion and the maximum number of shares which may be distributed without such interference), then the Company may, upon written notice to the Optionee, have the right to exclude from such registration such number of Option Shares which it would otherwise be required to register hereunder as is necessary to reduce the total amount of Common Stock to be so registered to the maximum amount which can be so marketed.

     8. REGISTRATION EXPENSES

     The costs and expenses (other than underwriting discounts and commissions) of all registrations and qualifications under the Securities Act, and of all other actions the Company is required to take or effect pursuant to this Agreement shall be paid by the Company (including, without limitation, all registration and filing fees, printing expenses, fees and expenses of complying with Blue Sky laws, and fees and disbursements of counsel for the Company and of independent public accountants; provided, however, that fees and expenses of complying with Blue Sky laws in those states where Option Shares and no other securities of the Company covered by the registration statement will be offered for sale shall be paid by the Optionee).

     9. REGISTRATION PROCEDURES

     If and whenever the Company is required to effect the registration of any Option Shares under the Securities Act as provided in this Agreement, the Company will promptly:

          9.1 prepare and file with the Securities and Exchange Commission ("Commission") a registration statement with respect to such Option Shares and use its best efforts to cause such registration statement to become effective;

          9.2 prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all such Option Shares and other securities covered by such registration statement until such time as all of such Option Shares and other securities have been disposed of in accordance with such registration statement, but in no event for a period of more than nine months after such registration statement becomes effective;

          9.3 furnish to the Optionee such number of copies of such registration statement and of each such amendment and supplement thereto, such number of copies of the prospectus included in such registration statement, in conformity with the requirements of the Securities Act;

          9.4 subject to Section 8 hereof, use its best efforts to register or qualify the Option Shares covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions within the United States of America (including territories and commonwealths thereof) as the Optionee shall reasonably request, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, to subject itself to taxation in any such jurisdiction.

          9.5 The Company may require the Optionee to furnish the Company such information regarding it and the distribution of such Option Shares as the Company may from time to time request in writing and as shall be required by law to effect such registration.

     10. TERMINATION OF OBLIGATIONS

     The obligations of the Company imposed by Section 7 through 9 above shall cease and terminate, as to any particular Option Shares, when such shares shall have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such securities.

     11. AVAILABILITY OF INFORMATION

     The Company will cooperate with the Optionee in supplying such information and documentation as may be necessary for it to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Option Shares.

     12. REGISTRATION RIGHTS CONDITION

     Notwithstanding any other provision contained herein, the Company shall not be obligated to comply with any demands for registration of any Option Shares under the Securities Act if, at the time of such demand by the Optionee:

          (i) the Optionee is free to sell such Option Shares in accordance with Rule 144 promulgated under the Securities Act or any similar rule or regulation promulgated under the Securities Act; or

          (ii) the Company has in effect a registration statement covering the disposition of such Option Shares.

     13. DILUTION OR OTHER ADJUSTMENTS

     In the event of any change in the Common Stock subject to the Option granted by this Agreement through merger, consolidation, reorganization, recapitalization, stock split, stock dividend, or the issuance to stockholders of rights to subscribe to stock of the same class, or in the event of any change in the capital structure or other increase or decrease in the number of issued shares of Common Stock effected without the receipt of consideration by the Company, the Board of Directors of the Company shall make such adjustments with respect to (i) the number of Option Shares, (ii) the Purchase Price, or (iii) any provision of this Agreement, as it may deem equitable in order to prevent dilution or enlargement of the Option and the rights granted hereunder.

     14. MISCELLANEOUS

          14.1 The interpretation of this Agreement by the Board of Directors of the Company shall be binding on the Optionee.

          14.2 The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York without giving effect to the provisions, principles or policies thereof relating to choice or conflict of law.

          14.3 Any and all notices referred to herein shall be sufficient if furnished in writing and delivered in person or mailed by certified mail (return receipt requested ) to the respective parties at their addresses set forth above or to such other address as either party may from time to time designate in writing.

          14.4 As used herein, the masculine gender shall include the feminine gender. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          14.5 No amendment, change or modification of this document shall be valid unless in writing and signed by all of the parties hereto.

          14.6 No reliance upon or waiver of one or more provisions of this Agreement shall constitute a waiver of any other provisions hereof.

          14.7 All of the terms and provisions contained herein shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

          14.8 The captions appearing at the commencement of the sections hereof are descriptive only and are for convenience of reference. Should there be any conflict between any such caption and the section at the head of which it appears, the substantive provisions of such section and not such caption shall control and govern in the construction of this document.

          14.9 This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter of this Agreement, and any and all prior agreements, understandings or representations are hereby terminated and canceled in their entirety.

          14.10 The Option shall be effective as of February 1, 1996, subject to approval by the Company's stockholders entitled to vote thereon. If the Company's stockholders decline to approve the Option at any duly convened meeting of stockholders at which the Option is submitted for stockholder approval, then, notwithstanding anything to the contrary herein, this Agreement shall terminate immediately and cease to be of any force and effect.

                                      SHOREWOOD PACKAGING CORPORATION

                                      By: /s/ HOWARD M. LIEBMAN
                                          ------------------------------------
                                          Authorized Signatory

                                      JEFFERSON CAPITAL GROUP, LTD.

                                      By: /s/ R. TIMOTHY O'DONNELL
                                          ------------------------------------
                                          Authorized Signatory

                        SHOREWOOD PACKAGING CORPORATION

                             1993 INCENTIVE PROGRAM
                             AS AMENDED MAY 4, 1995
                               AND AUGUST 8, 1996

     The 1993 Incentive Program, as amended (the "Program") of Shorewood Packaging Corporation (the "Company") provides for the grant to officers, directors, key executives, employees, consultants and advisors of the Company and its direct or indirect subsidiaries of certain rights to acquire shares of the Company's common stock (the "Common Stock"). The Company believes that this Program will cause those persons to contribute materially to the growth of the Company, thereby benefitting its stockholders.

     1. ADMINISTRATION.

     The Program shall be administered and interpreted either by the full Board of Directors of the Company or by one or more committees of the Board consisting of not less than two persons appointed by the full Board of Directors of the Company (the committee(s) and the full Board of Directors are collectively referred to herein as the "Plan Administrator"); provided, however, that only the full Board of Directors may grant awards under the Program to Outside Directors. The Board of Directors may appoint different Committees to handle different duties under the Program. The Plan Administrator shall determine the fair market value of the Common Stock for purposes of the Program in accordance with the provisions of Section 9(i) hereof. The Plan Administrator's decisions shall be final and conclusive with respect to the interpretation and administration of the Program and any Grant made under it.

     2. GRANTS.

     Grants under the Program shall consist of incentive stock options, non-qualified stock options, stock appreciation rights in tandem with stock options or freestanding, restricted stock grants, and Restored Options (any of the foregoing, in any combination, collectively, "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Program as the Plan Administrator deems appropriate. The Plan Administrator shall approve the form and provisions of each Grant. Grants under a particular section of the Program need not be uniform, and Grants under two or more sections may be combined in one instrument. Notwithstanding anything contained herein to the contrary, Grants under the Program to directors of the Company who are neither officers nor employees of the Company or any of its subsidiaries shall be made by the full Board of Directors.

     3. ELIGIBILITY FOR GRANTS.

     Grants may be made to any employee, officer, key executive, director, professional or administrative employee, consultant or advisor to the Company or any subsidiary of the Company selected by the Plan Administrator to receive Grants under the Program ("Grantees"). The Plan Administrator shall determine the number of shares subject to any particular Grant.

     4. SHARES AVAILABLE FOR GRANT.

     (a) Shares Subject to Issuance or Transfer. Subject to adjustment as provided in Section 4(b), the aggregate number of shares of Common Stock (the "Shares") that may be issued or transferred under the Program is 1,000,000 Shares, plus (i) 10% of any increase (excluding any increase relating to or arising out of the conversion or exercise of any convertible securities, options or warrants issued and outstanding as of the date the Program was adopted by the Board) in the number of shares issued and outstanding over the number of Shares issued and outstanding on the date the Program was adopted by the Board (the "Incremental Amount"), plus (ii) the number of Shares repurchased by the Company in the open market and otherwise with an aggregate price no greater than the cash proceeds received by the Company from the sale of Shares under the Program, plus (iii) any Shares surrendered to the Company in payment of the exercise price of options issued under the Program. The Shares may be authorized but unissued Shares or treasury Shares. However, no award may be issued that would bring the total of all outstanding awards under the Program to greater than 2,000,000 shares. The number of Shares available for Grants at any given time shall be reduced by the aggregate of all Shares previously issued or transferred plus the aggregate of all Shares which may become subject to issuance or transfer under then-outstanding and then-currently exercisable Grants. For purposes of this Section 4, the number of Shares outstanding at any time shall not include Grants under the Program but shall include Shares issuable under Substituted Stock Incentives (as defined in Section 9(b) below) assumed by the Company upon or in connection with an acquisition or a merger with another corporation.

     (b) Recapitalization Adjustment. If any subdivision or combination of shares of Common Stock or any stock dividend, capital reorganization, recapitalization, consolidation, or merger in which the Company is the surviving corporation occurs after the adoption of the Program, the Plan Administrator shall make such proportional adjustments as it determines appropriate in the number of shares of Common Stock that may be issued or transferred thereafter under Section 4(a). The Plan Administrator shall similarly adjust the number of Shares subject to such stock option and option price in all outstanding Grants made before the event within 60 days of the event.

     5. STOCK OPTIONS.

     The Plan Administrator may grant options qualifying as incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-qualified stock options ("NQOs") not entitled to special tax treatment under the Code or Restored Options (collectively, "Stock Options"). The following provisions are applicable to Stock Options:

     (a) Exercise of Option. A Grantee may exercise a Stock Option by delivering a notice of exercise to the Company, either with or without accompanying payment of the option price. The notice of exercise, once delivered, shall be irrevocable.

     (b) Satisfaction of Option Price. The Grantee shall pay the option price (the "Option Price") in cash, or with the Plan Administrator's permission, by delivering shares of Common Stock already owned by the Grantee, held by the Grantee for a minimum of six (6) months and having a Fair Market Value on the date of exercise equal to the Option Price, or a combination of cash and Shares. The Grantee shall pay the Option Price not later than thirty (30) days after the date of a statement from the Company following exercise setting forth the Option Price, Fair Market Value of Common Stock on the exercise date, the number of Shares that may be delivered in payment of the Option Price, and the amount of withholding tax due, if any. If the Grantee fails to pay the Option Price within the period and in the manner prescribed in the specific instrument of Grant, the Plan Administrator shall have the right to take whatever action it deems appropriate, including voiding the option exercise. The Company shall not issue or transfer Shares upon exercise of a Stock Option until the Option Price is fully paid. The Plan Administrator may prescribe such other or different exercise or payment terms as it may deem appropriate.

     (c) Price; Term and Conditions. The exercise price per share, term and other provisions of stock options granted hereunder shall be specified by the Grant, as limited, in the case of ISOs, by the provisions of paragraph (d) below. In addition, the Plan Administrator may prescribe such other conditions as it may deem appropriate, which conditions shall be specified by the Grant.

     (d) Limits on the ISOs. The aggregate Fair Market Value of the stock covered by ISOs granted under the Program or any other stock option plan of the Company or any subsidiary or parent of the Company that becomes exercisable for the first time by any Grantee in any calendar year shall not exceed $100,000. The aggregate Fair Market Value will be determined at the time of grant. The period of exercise of an ISO shall not exceed ten (10) years from the date of Grant (or five (5) years if the Grantee is also a 10% stockholder). The price at which Common Stock may be purchased by the Grantee under an Incentive Stock Option shall be the Fair Market Value (or 110% of the Fair Market Value if the Grantee is a 10% stockholder) of Common Stock on the date of the Grant.

     (e) Restored Options. Stock Options granted under the Program may, with the Plan Administrator's permission, include the right to acquire a restored option (a "Restored Option"). If a Stock Option grant contains a Restored Option and if a Grantee pays all or part of the Option Price of the Stock Option with shares of Common Stock held by the Grantee, then upon exercise of the Stock Option the Grantee shall be granted a Restored Option to purchase, at the fair market value as of the date of the grant of the Restored Option, the number of shares of Common Stock of the Company equal to the sum of the number of whole shares used by the Grantee in payment of the Option Price and the number of whole shares, if any, withheld by the Company as payment for withholding taxes. A Restored Option may be exercised between the date of grant and the date of expiration, which will be the same as the date of expiration of the Stock Option to which a Restored Option is related.

     6. STOCK APPRECIATION RIGHT.

     The Plan Administrator may grant a Stock Appreciation Right ("SAR") either independently or in conjunction with any Stock Option granted under the Program either at the time of grant of the option or thereafter. The following provisions are applicable to each SAR:

     (a) Options to Which Right Relates. Each SAR which is issued in conjunction with a Stock Option shall specify the Stock Option to which the SAR is related, together with the Option Price and number of option shares subject to the SAR at the time of its grant.

     (b) Requirement of Employment. Each SAR may be exercised only while the Grantee is in the employment of the Company, provided that the Plan Administrator may provide for partial or complete exceptions to this requirement as it deems equitable.

     (c) Exercise. A Grantee may exercise each SAR in whole or in part by delivering a notice of exercise to the Company, except that the Plan Administrator may provide for partial or complete exceptions to this requirement as it deems equitable.

     (d) Payment and Form of Settlement. If a Grantee exercises any SAR which is issued in conjunction with a Stock Option, the grantee shall receive the aggregate of the excess of the fair market value of each share of Common Stock with respect to which the SAR is being exercised over the Option Price of each such share. Payment, in any event, may be made in cash, Common Stock or a combination of the two, in the discretion of the Plan Administrator. Fair Market Value shall be determined as of the date of exercise.

     (e) Expiration and Termination. Each SAR shall expire on a date determined by the Plan Administrator at the time of grant. If a Stock Option is exercised in whole or in part, any SAR related to the Shares purchased in connection with such exercise shall terminate immediately.

     7. RESTRICTED STOCK GRANTS.

     The Plan Administrator may issue or transfer Shares ("Restricted Stock") to a Grantee under a Restricted Stock Grant. Upon the issuance or transfer, the Grantee is entitled to vote the Shares and to receive any dividends paid. The following provisions are applicable to Restricted Stock Grants:

     (a) Requirement of Employment. If the Grantee's employment terminates during the period designated in the Grant as the "Restriction Period", the Restricted Stock Grant terminates and the shares of Common Stock must be returned immediately to the Company. However, the Plan Administrator may provide for partial or complete exceptions to this requirement as it deems equitable.

     (b) Restrictions of Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge, or otherwise dispose of the Shares of Restricted Stock except to a Successor Grantee under Section 9(a). Each certificate for shares issued or transferred under a Restricted Stock Grant shall contain a legend giving appropriate notice of the restrictions applicable to the Grant.

     (c) Lapse of Restrictions. All restrictions imposed under any Restricted Stock Grant shall lapse upon the fulfillment of the conditions for vesting set forth in the instrument of Grant provided that all of the conditions stated in Sections 7(a) and (b) have been met as of the date of such lapse. The Grantee shall then be entitled to have the legend removed from the certificate.

     8. AMENDMENT AND TERMINATION OF THE PROGRAM.

     (a) Amendment. The Board of Directors may amend the Program except that it may not, with respect to ISOs granted hereunder, (i) increase the maximum number of Shares in the aggregate which may be sold pursuant to such options granted hereunder; (ii) change the manner of determining the minimum option prices, other than to change the manner of determining the fair market value of any Shares underlying the option to conform to any than applicable provisions of the Code or regulations thereunder, (iii) increase the periods during which such options may be granted or exercised or (iv) change the employees or class of employees eligible to receive such options hereunder. In any event, no termination, suspension, modification or amendment of the Program may adversely affect the rights of any Grantee without his consent.

     (b) Termination of the Program. The Program shall terminate on the tenth anniversary of its effective date unless terminated earlier by the Board or unless extended by the Board.

     (c) Termination and Amendment of Outstanding Grants. A termination or amendment of the Program that occurs after a Grant is made shall not result in the termination or amendment of the Grant unless the Grantee consents or unless the Plan Administrator acts under Section 9(e). The termination of the Program shall not impair the power and authority of the Plan Administrator with respect to outstanding Grants. Whether or not the Program has terminated, an outstanding Grant may be terminated or amended under Section 9(e) or may be amended by agreement of the Company and the Grantee consistent with the Program.

     9. GENERAL PROVISIONS.

     (a) Prohibitions Against Transfer. Except as otherwise expressly provided herein or in the instrument of grant, when a Grantee dies, the personal representative or other person entitled under a prior Stock Option or a Grant under the Program to succeed to the rights of the Grantee ("Successor Grantee") may exercise the rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

     (b) Substitute Grants. The Plan Administrator may make a Grant (a "Substitute Grant") to an employee of another corporation who becomes an Eligible Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for a stock option, stock appreciation right, performance award, or restricted stock grant granted by such corporation ("Substituted Stock Incentive"). The terms and conditions of the Substitute Grant may vary from the terms and conditions required by the Program and from those of the Substituted Stock Incentive. The Plan Administrator shall prescribe the exact provisions of the Substitute Grant, preserving where possible the provisions of the Substitute Stock Incentive. The Plan Administrator shall also determine the number of shares of Common Stock to be taken into account under Section 4.

     (c) Subsidiaries. The term "subsidiary" means an affiliated corporation controlled by the Company directly or indirectly through one or more intermediaries.

     (d) Fractional Shares. Fractional shares shall not be issued or transferred under a Grant, but the Plan Administrator may pay cash in lieu of a fraction or round the fraction.

     (e) Compliance with Law. The Program, the exercise of Grants, and the obligations of the Company to issue or transfer shares of Common Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. The Plan Administrator may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Plan Administrator may also adopt rules regarding the withholding of taxes on payment to Grantees.

     (f) Ownership of Stock. A Grantee or Successor Grantee shall have no rights as a stockholder of the Company with respect to any Shares covered by a Grant until the Shares are issued or transferred to the Grantee or Successor Grantee on the Company's books.

     (g) No Right to Employment. The Program and the Grants under it shall not confer upon any Grantee the right to continue in the employment of the Company or affect in any way the right of the Company to terminate the employment of a Grantee at any time.

     (h) Effective Date of the Program. The Program shall become effective upon its approval by the Company's stockholders entitled to vote thereon.

     (i) Fair Market Value. For the purposes of the Program, the term "Fair Market Value" means, as of any date, the closing price of a share of Common Stock of the Company on such date. The closing price shall be (i) if the Common Stock is then listed or admitted for trading on any national securities exchange or, if not so listed or admitted for trading, is listed or admitted for trading on the Nasdaq National Market, the last sale price of the common stock, regular way, or the mean of the bid and asked prices thereof for any trading day on which no such sale occurred, in each case as officially reported on the principal securities exchange on which the common stock is listed or admitted for trading or on the Nasdaq National Market, as the case may be, or (ii) if not so listed or admitted for trading on a national securities exchange or the Nasdaq National Market, the mean between the closing high bid and low asked quotations for the Common Stock in the over-the-counter market as reported by Nasdaq, or any similar system for the automated dissemination of securities prices then in common use, if so quoted, as reported by any member firm of the New York Stock Exchange selected by the Company; provided, however, that if, by reason of extended or continuous trading hours on any exchange or in any market or for any other reason, the time, with respect to any trading day, of the close of trading for the purpose of determining the "last sale price" or the "closing" bid and asked prices is not objectively determinable, the time on such trading day used for the purpose of reporting any compilation of last sale prices or closing bid and asked prices in The Wall Street Journal shall be the time on such trading day as of which the "last sale price" or "closing" bid and asked prices are determined for purposes of this definition. If the Common Stock is quoted on a national securities or central market system in lieu of a market or quotation system described above, the closing price shall be determined in the manner set forth in clause (i) of the preceding sentence if actual transactions are reported, and in the manner set forth in clause (ii) of the preceding sentence if bid and asked quotations are reported but actual transactions are not. If on the date in question, there is no exchange or over-the-counter market for the Common Stock, the "fair market value" of such Common Stock shall be determined by the Plan Administrator acting in good faith.

     (j) Change in Control. For purposes of the Program, the term "Change of Control" means: the acquisition, without the approval of the Board, by any person or entity, other than the Company and certain related entities, of more than 20% of the outstanding shares of Common Stock through a tender offer, exchange offer, or otherwise; the liquidation or dissolution of the Company following a sale or other disposition of all or substantially all of its assets; a merger or consolidation involving the Company that results in the Company not being the surviving parent corporation; or a change in the majority of the members of the Board during any two-year period that is not approved by at least two-thirds of the members of the Board who were members at the beginning of the two year period.

     (k) Withholding. The Plan Administrator may, in its discretion and subject to such rules as it may adopt, permit or require a Grantee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the distribution to him or her of Shares of Common Stock or cash pursuant to the Program by authorizing the Company to withhold from such distribution cash or Shares having a Fair Market Value equal to the amount of the withholding tax. Notwithstanding the foregoing, the Plan Administrator shall require, as a condition to the distribution of any cash or Shares of Common Stock to any Reporting Person, that the Company withhold from such distribution cash or Shares having an aggregate Fair Market Value equal to the amount of the Grantee's liability for any and all taxes required by law to be withheld.

     (l) Program Controls. In the case of any conflict between the terms of this Program and the terms of any instrument of Grant, the terms of this Program will control.